UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22472

(Investment Company Act File Number)

RiverNorth Opportunities Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Address of Principal Executive Offices)

Marcus L. Collins, Esq.

RiverNorth Capital Management, LLC

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Name and Address of Agent for Service)

(561) 484-7185

(Registrant’s Telephone Number)

Date of Fiscal Year End: June 30

Date of Reporting Period: June 30, 2025

Item 1.	Reports to Stockholders.

(a)

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH

6.30.2025

Annual Report

RIVERNORTH OPPORTUNITIES FUND, INC.
(RIV)

RN

RiverNorth Opportunities Fund, Inc.	Table of Contents

Shareholder Letter	2
Performance Overview	4
Statement of Investments	8
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets Attributable to Common Shareholders	25
Financial Highlights	28
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	46
Dividend Reinvestment Plan	47
Summary of Updated Information Regarding the Fund	49
Directors and Officers	86
Additional Information	90
Data Privacy Policies and Procedures	91

RiverNorth Opportunities Fund, Inc.	Shareholder Letter

June 30, 2025 (Unaudited)

Dear Fellow Shareholders,

We began last year’s letter discussing the Federal Reserve’s (the “Fed”) unprecedented rate tightening and its impact on the yield curve. One year later, we believe the story is still about the yield curve. Although the yield curve is positively sloped as measured by the difference between 2-year and 10-year Treasuries, short-term rates remain elevated. However, with inflation trending modestly lower and the Fed pausing rate hikes since mid-2024, markets have started to price in an eventual pivot. Futures imply at least one rate cut – and potentially as many as three – by year-end 2025, though long-end yields remain elevated. Why does this matter?

As we’ve emphasized before, closed-end funds (“CEFs”) are highly sensitive to current interest rate levels and expectations. A flat or inverted curve puts pressure on funds using floating-rate leverage, where borrowing costs potentially exceed income from longer-term investments. As the yield curve has flattened/re-steepened, our view is that sentiment around CEFs has improved. We believe that market volatility, discount dynamics, and an elevated interest rate environment continue to drive investor behavior—and present opportunity.

The RiverNorth Opportunities Fund, Inc.’s (the “Fund’s”) fixed-rate, perpetual preferred security issued in April 2022 remains a differentiator amid a rising-rate environment. With a 6% fixed cost of leverage, the Fund has avoided the full brunt of rising short-term rates that have challenged many peers.

Performance for the fiscal year ended June 30, 2025, was strong. On a net asset value (“NAV”) basis, the Fund returned 11.88%, while the market price total return was 13.40%. The Fund’s discount narrowed modestly during the period and ended the fiscal year at approximately -2.0%.

Equity-oriented CEFs were among the top contributors, particularly as broader equity markets rallied. Our allocation to special purpose acquisition companies (“SPACs”)—which increased over the year to 25% of assets —also delivered meaningful, positive performance. We view SPACs as a way to earn “cash plus” returns with downside mitigation and the potential for additional upside through the ownership of SPAC warrants and/or a positive price pop on an announced acquisition that the market views favorably. Investment company debt, including business development company-issued bonds, performed well, offering attractive coupons while experiencing modest spread tightening. Opportunistic trading and timely risk management decisions also helped returns.

The only real laggard this year was the Fund’s allocation to municipal CEFs. While discounts narrowed, net asset values declined, resulting in a roughly flat contribution overall. Further, our short hedges (i.e. short equity exchange-traded funds) detracted slightly from returns over the year.

Looking at the portfolio at fiscal year-end, the Fund held 46% in CEFs trading at a weighted average discount of -11.5%. We continue to believe this represents a compelling source of income and potential alpha from discount narrowing. An additional 14% was allocated to investment company debt—an area where we believe the risk/reward remains attractive relative to traditional investment-grade fixed income.

As a reminder, the Fund’s level distribution policy (“LDP”) is currently set at 12.5% of the December 31, 2024 NAV. We continue to believe LDPs set at sustainable levels provide equitable liquidity to shareholders and help support secondary market trading closer to NAV. Since inception in December 2015, the Fund has traded at an average discount of just 1.48%, which compares favorably to the All CEF peer group average discount of 5.89% over the same period.

2	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Shareholder Letter

June 30, 2025 (Unaudited)

We remain constructive on the opportunity set in CEFs and related asset classes. While risks remain—particularly around the timing and pace of Fed cuts, inflation stickiness, and potential economic softening—we believe the Fund’s positioning, flexibility, and ability to capitalize on volatility are well suited for the environment ahead.

We are pleased to provide you with the following 2025 Annual Report. Please visit www.rivernorth.com for additional information. We thank you for your continued investment and trust in managing your assets.

Respectfully,

RiverNorth Capital Management, LLC

Opinions and estimates offered constitute our judgment and are subject to change.

DEFINITIONS

U.S. Treasuries are seen as a good example of a risk-free investment because they are backed by the “full faith and credit” of the U.S. government. Treasury securities are divided into three primary categories according to the length of maturity. These are Treasury Bills, Treasury Bonds, and Treasury Notes.

The U.S. Treasury yield curve is a line chart that allows for the comparison of the yields of short-term Treasury bills and the yields of long-term Treasury notes and bonds.

Leverage, the use of borrowed money to invest, is a strategy that can be employed by closed end funds in an effort to potentially increase income and enhance returns.

Special purpose acquisition companies (“SPACs”) are companies with no commercial operations that is formed strictly to raise capital through an initial public offering (“IPO”) for the purpose of acquiring an existing company.

Business development companies (“BDCs”) are organizations that invest in small- and medium-sized companies as well as distressed companies. A BDC helps the small- and medium-sized firms grow in the initial stages of their development.

A warrant is a derivative that gives the holder the right but not the obligation to buy an underlying security at a certain price, quantity, and future time.

A coupon is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

A hedge is an investment that is selected to reduce the potential for loss in other investments because its price tends to move in the opposite direction.

Alpha is a measure of performance on a risk-adjusted basis. The excess return of a fund relative to the return of the benchmark index is a fund’s alpha.

Annual Report | June 30, 2025	3

RiverNorth Opportunities Fund, Inc.	Performance Overview

June 30, 2025 (Unaudited)

WHAT IS THE FUND’S INVESTMENT STRATEGY?

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE PERIOD?

The RiverNorth Opportunities Fund, Inc. (the “Fund”) pursues a tactical asset allocation strategy and opportunistically invests under normal circumstances in closed-end funds ("CEFs"), exchange-traded funds ("ETFs"), business development companies ("BDCs" and collectively, "Underlying Funds") and special purpose acquisition companies ("SPACs"). In selecting CEFs, RiverNorth Capital Management, LLC (the “Adviser”) will opportunistically utilize a combination of short-term and longer-term trading strategies to seek to derive value from the discount and premium spreads associated with CEFs. The Fund will invest in other Underlying Funds and SPACs (that are not CEFs) to gain exposure to specific asset classes when the Adviser believes CEF discount or premium spreads are not attractive or to manage overall CEF exposure in the Fund.

PERFORMANCE as of June 30, 2025

	AVERAGE ANNUAL
TOTAL RETURNS(1)	1 Year	3 Year	5 Year	Since Inception(2)
RiverNorth Opportunities Fund, Inc. - NAV(3)	11.88%	12.18%	10.70%	8.74%
RiverNorth Opportunities Fund, Inc. - Market Price(4)	13.40%	9.12%	10.26%	8.17%
S&P 500® Total Return Index	15.16%	19.71%	16.64%	14.25%

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on December 24, 2015.
(3)	Performance returns are net of management fees and other Fund expenses.
(4)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (844) 569-4750 or by visiting www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

WHAT CONTRIBUTING FACTORS WERE RESPONSIBLE FOR THE FUND’S RELATIVE PERFORMANCE DURING THE FISCAL YEAR ENDED JUNE 30, 2025?

During the fiscal period ended June 30, 2025, exposure to CEFs, primarily net asset value exposure, and discount narrowing were the largest contributors to performance. Investment company debt (“ICD”) and SPACs also contributed positively over the period. The Fund’s short hedge detracted from performance over the fiscal year.

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RiverNorth Opportunities Fund, Inc.	Performance Overview

June 30, 2025 (Unaudited)

HOW WAS THE RIVERNORTH OPPORTUNITIES FUND POSITIONED AT THE END OF THE FISCAL YEAR?

The Fund had 46% of its portfolio invested in CEFs at the end of the fiscal year. Additionally, the Fund had 24% in SPACs, 14% in ICD, 7% in cash, 2% in BDCs, and 1% in ETFs, U.S. Treasuries, and stocks, respectively.

Total leverage of the portfolio at period end was 26.9%.

DEFINITIONS

Special purpose acquisition companies (“SPACs”) are companies with no commercial operations that is formed strictly to raise capital through an initial public offering (“IPO”) for the purpose of acquiring an existing company.

Business development companies (“BDCs”) are organizations that invest in small- and medium-sized companies as well as distressed companies. A BDC helps the small- and medium-sized firms grow in the initial stages of their development.

Investment company debt (“ICD”) are non-equity securities. Notes typically obligate issuers to repay creditors the principal loan, in addition to any interest payments, at a predetermined date.

DISTRIBUTION TO COMMON STOCKHOLDERS

The Fund intends to make regular monthly distributions to stockholders at a constant and fixed (but not guaranteed) rate that is reset annually to a rate equal to a percentage of the average of the Fund’s NAV per share as reported for the final five trading days of the preceding calendar year. The Board of Directors approve the distribution and may adjust it from time to time. The monthly distribution amount paid from August 1, 2023 to December 1, 2023 was $0.1278 per share and the monthly distribution amount paid from January 1, 2024 to June 30, 2024 was $0.1289 per share. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income. In addition to the contributing factors referenced above, the Adviser believes that the Fund's level distribution policy did not have a material impact on the Fund's ability to execute on its investment strategy during the fiscal period ended June 30, 2024.

Total annual expense ratio as a percentage of net assets attributable to common shares as of June 30, 2024 is 1.86% (excluding dividend expense and line of credit expense). Including dividend expense and line of credit expense, the expense ratio is 2.12%.

The Fund is a CEF and does not continuously issue shares for sale as open-end mutual funds do. The Fund now trades only in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker and additional charges or commissions will apply. The share price of a CEF is based on the market’s value.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal period and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

Annual Report | June 30, 2025	5

RiverNorth Opportunities Fund, Inc.	Performance Overview

June 30, 2025 (Unaudited)

S&P 500® Total Return Index – A market value weighted index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. This index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. This index reflects the effects of dividend reinvestment.

Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges.

An investor cannot invest directly in an index.

RiverNorth Capital Management, LLC is the investment adviser to the Fund.

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate, ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at NAV or the closing market price (NYSE: RIV) of $19.40 on December 24, 2015, and tracking its progress through June 30, 2025.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

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RiverNorth Opportunities Fund, Inc.	Performance Overview

June 30, 2025 (Unaudited)

ASSET ALLOCATION as of June 30, 2025^

^	Holdings are subject to change.

Percentages are based on total investments of the Fund.

TOP TEN HOLDINGS* as of June 30, 2025

% of Net Assets**
Pershing Square Holdings, Ltd.	12.05%
iShares Flexible Income Active ETF	5.04%
Saba Capital Income & Opportunities Fund	3.83%
BlackRock Science and Technology Term Trust	3.08%
Saba Capital Income & Opportunities Fund II	2.89%
Nuveen Municipal Value Fund, Inc.	2.82%
Clough Global Opportunities Fund	2.77%
BlackRock Resources & Commodities Strategy Trust	2.76%
Calamos Long/Short Equity & Dynamic Income Trust	2.76%
PIMCO Dynamic Income Strategy Fund	2.62%
40.62%

*	Holdings are subject to change and exclude cash equivalents. Only long positions are listed.
**	Percentages are based on net assets attributable to common shareholders, including securities sold short.

Annual Report | June 30, 2025	7

RiverNorth Opportunities Fund, Inc.

Statement of Investments	June 30, 2025

Shares	Description	Value (Note 2)
CLOSED-END FUNDS - COMMON SHARES (59.64%)
Great Britain – (12.04%)
605,478	Pershing Square Holdings, Ltd.	$32,362,800

United States – (47.60%)
594,115	abrdn Emerging Markets Equity Income Fund, Inc.	3,529,043
355,321	abrdn Total Dynamic Dividend Fund	3,148,144
455,497	Avenue Income Credit Strategies Fund	2,687,433
284,571	BlackRock Capital Allocation Term Trust	4,308,405
147,890	BlackRock Core Bond Trust	1,437,491
423,790	BlackRock ESG Capital Allocation Term Trust	6,806,067
152,466	BlackRock Municipal Income Quality Trust	1,610,041
341,608	BlackRock Municipal Income Trust	3,276,021
331,830	BlackRock Municipal Income Trust II	3,331,573
78,884	BlackRock MuniHoldings California Quality Fund, Inc.	816,449
167,757	BlackRock MuniHoldings Fund, Inc.	1,878,878
287,842	BlackRock MuniHoldings Quality Fund II, Inc.	2,757,526
141,200	BlackRock MuniVest Fund II, Inc.	1,457,184
21,291	BlackRock MuniVest Fund, Inc.	140,095
187,151	BlackRock MuniYield Fund, Inc.	1,878,996
300,215	BlackRock MuniYield Quality Fund II, Inc.	2,894,073
785,082	BlackRock Resources & Commodities Strategy Trust	7,419,025
398,162	BlackRock Science and Technology Term Trust	8,261,862
456,622	Calamos Long/Short Equity & Dynamic Income Trust	7,410,975
408,114	Clough Global Dividend and Income Fund	2,316,047
239,953	Clough Global Equity Fund	1,709,425
1,368,464	Clough Global Opportunities Fund	7,430,760
287,123	Cornerstone Strategic Investment Fund, Inc.	2,331,439
375,007	Cornerstone Total Return Fund, Inc.	2,906,304
190,819	First Trust High Yield Opportunities 2027 Term Fund	2,833,662
248,721	India Fund, Inc.	4,111,358
300,000	Invesco Municipal Opportunity Trust	2,754,000
41,088	Invesco Quality Municipal Income Trust	385,406
871,367	Nuveen Municipal Value Fund, Inc.	7,572,179
345,951	PIMCO Global StocksPLUS & Income Fund	2,867,934
194,938	Royce Micro-Cap Trust, Inc.	1,803,177
11,271	Royce Value Trust, Inc.	169,629
1,275,236	Saba Capital Income & Opportunities Fund(b)	10,278,402
845,000	Saba Capital Income & Opportunities Fund II	7,765,550
88,573	Special Opportunities Fund, Inc.	1,371,996
95,071	Sprott Focus Trust, Inc.	711,131
374,594	Voya Emerging Markets High Income Dividend Equity Fund	2,225,088
130,376	Western Asset Managed Municipals Fund, Inc.	1,290,722
		127,883,490
TOTAL CLOSED-END FUNDS - COMMON SHARES
(Cost $131,076,700)		160,246,290

See Notes to Financial Statements.

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RiverNorth Opportunities Fund, Inc.

Statement of Investments	June 30, 2025

Shares	Description	Rate	Maturity Date	Value (Note 2)
CLOSED-END FUNDS - PREFERRED SHARES (0.69%)
United States – (0.69%)
89,385	Virtus Convertible & Income Fund II(c)	5.500%	Perpetual	$1,863,677

TOTAL CLOSED-END FUNDS - PREFERRED SHARES
(Cost $1,901,937)				1,863,677

Shares	Description	Value (Note 2)
BUSINESS DEVELOPMENT COMPANIES - COMMON SHARES (1.22%)
United States – (1.22%)
112,931	Oaktree Specialty Lending Corp.	$1,542,637
126,873	TCG BDC, Inc.	1,735,623
TOTAL BUSINESS DEVELOPMENT COMPANIES - COMMON SHARES
(Cost $3,499,826)		3,278,260

Shares	Description	Rate	Maturity Date	Value (Note 2)
BUSINESS DEVELOPMENT COMPANIES - PREFERRED SHARES (2.26%)
United States – (2.26%)
11,823	CION Investment Corp.	7.500%	12/30/29	$290,609
200,000	Crescent Capital BDC, Inc.	5.000%	05/25/26	4,912,000
900,000	PennantPark Floating Rate Capital, Ltd.	4.250%	04/01/26	882,544

TOTAL BUSINESS DEVELOPMENT COMPANIES - PREFERRED SHARES
(Cost $6,205,781)				6,085,153

Principal Amount	Description	Rate	Maturity Date	Value (Note 2)
BUSINESS DEVELOPMENT COMPANY NOTES (1.38%)
United States – (1.38%)
$1,000,000	MidCap Financial Investment Corp.	4.500%	07/16/26	$979,289
107,745	MidCap Financial Investment Corp.	8.000%	12/15/28	2,725,949
TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $3,663,435)				3,705,238

CORPORATE BONDS (14.95%)
United States – (14.95%)
2,000,000	Barings BDC, Inc.	7.000%	02/15/29	2,062,484
4,239,000	BlackRock TCP Capital Corp.	6.950%	05/30/29	4,370,499
629	Blackstone Private Credit Fund(d)	2.625%	12/15/26	608
157	Blackstone Private Credit Fund(d)	3.250%	03/15/27	153
290,000	Blackstone Secured Lending Fund(e)	2.125%	02/15/27	277,100
550,000	Blue Owl Capital Corp.	3.125%	04/13/27	531,309
3,000,000	Blue Owl Capital Corp.	3.750%	07/22/25	2,997,705

See Notes to Financial Statements.

Annual Report | June 30, 2025	9

RiverNorth Opportunities Fund, Inc.

Statement of Investments	June 30, 2025

Principal Amount	Description	Rate	Maturity Date	Value (Note 2)
$428	Blue Owl Credit Income Corp.(d)	3.125%	09/23/26	$417
2,492,000	Blue Owl Credit Income Corp.	3.125%	09/23/26	2,424,605
2,700,000	Blue Owl Credit Income Corp.	7.750%	09/16/27	2,832,905
2,500,000	Blue Owl Technology Finance Corp.(d)	4.750%	12/15/25	2,493,904
2,000,000	Blue Owl Technology Finance Corp.	6.750%	04/04/29	2,040,561
3,000,000	Franklin BSP Capital Corp.	3.250%	03/30/26	2,940,518
2,900,000	Franklin BSP Capital Corp.	7.200%	06/15/29	3,002,944
1,000,000	Morgan Stanley Direct Lending Fund	6.150%	05/17/29	1,023,597
3,500,000	New Mountain Finance Corp.	6.875%	02/01/29	3,566,786
1,500,000	North Haven Private Income Fund LLC	5.750%	02/01/30	1,492,047
6,000,000	Oaktree Specialty Lending Corp.	7.100%	02/15/29	6,181,362
2,000,000	PennantPark Investment Corp.	4.000%	11/01/26	1,932,289
TOTAL CORPORATE BONDS
(Cost $39,068,712)				40,171,793

Shares	Description	Value (Note 2)
SPECIAL PURPOSE ACQUISITION COMPANIES - COMMON SHARES/UNITS (40.38%)(f)
Canada – (0.18%)
50,000	Oxley Bridge Acquisition, Ltd.	$500,500

Cayman Islands – (0.39%)
100,000	Fifth Era Acquisition Corp. I	1,040,000

China – (0.55%)
65,000	Future Vision II Acquisition Corp.	673,400
65,000	Rising Dragon Acquisition Corp.	669,500
24,010	Scage Future	1,923
12,500	Wintergreen Acquisition Corp.	126,125
		1,470,948
Great Britain – (0.50%)
509	Akari Therapeutics PLC	595
66,667	Axiom Intelligence Acquisition Corp. 1	672,670
65,632	Tavia Acquisition Corp.	672,072
		1,345,337
Hong Kong – (1.63%)
130,000	A SPAC III Acquisition Corp.	1,322,100
100,000	BEST SPAC I Acquisition Corp.	1,004,000
100,000	Copley Acquisition Corp.	1,007,000
35,100	JVSPAC Acquisition Corp.	381,537
65,000	YHN Acquisition I, Ltd.	671,840
		4,386,477
Israel – (0.00%)(g)
120	REE Automotive, Ltd.	71

See Notes to Financial Statements.

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RiverNorth Opportunities Fund, Inc.

Statement of Investments	June 30, 2025

Shares	Description	Value (Note 2)
Japan – (0.38%)
100,000	Ribbon Acquisition Corp.	$1,026,000

Malaysia – (0.31%)
64,922	Kairous Acquisition Corp. ltd	825,808

Singapore – (0.69%)
53,256	Chenghe Acquisition II Co.	552,797
100,000	Columbus Acquisition Corp.	1,032,000
64,612	GCL Global Holdings, Ltd.	6,061
25,712	RF Acquisition Corp. II	270,747
		1,861,605
United States – (35.75%)
50,000	AA Mission Acquisition Corp.	521,000
229,844	abrdn Life Sciences Investors	2,944,302
90,000	Aifeex Nexus Acquisition Corp.	925,200
140,000	Aldel Financial II, Inc.	1,470,000
65,000	Andretti Acquisition Corp. II	674,700
90,000	Archimedes Tech SPAC Partners II Co.	915,300
179,794	Ares Acquisition Corp. II	2,037,066
100,000	Armada Acquisition Corp. II	1,021,000
100,000	Artius II Acquisition, Inc.	1,050,000
149,331	Barings BDC, Inc.	1,364,885
43,750	BERTO ACQUISITION Corp.	468,563
65,940	Black Hawk Acquisition Corp.	700,944
100,000	Bleichroeder Acquisition Corp. I	1,031,000
100,000	Blue Acquisition Corp.	1,004,000
100,000	Blue Water Acquisition Corp. III	1,001,000
100,000	Cal Redwood Acquisition Corp.	1,026,000
25,000	CARTESIAN GROWTH Corp. III	253,250
58,500	Cayson Acquisition Corp.	601,380
65,520	Centurion Acquisition Corp.	689,270
37,500	ChampionsGate Acquisition Corp.	381,375
100,000	Charlton Aria Acquisition Corp.	1,028,000
100,000	Churchill Capital Corp. X	1,030,070
85,696	CO2 Energy Transition Corp.	883,526
50,000	Columbus Circle Capital Corp. I	573,000
100,000	Crane Harbor Acquisition Corp.	1,048,000
50,026	Digital Asset Acquisition Corp.	540,286
100,000	Drugs Made In America Acquisition Corp.	1,032,000
40,000	DT Cloud Star Acquisition Corp.	415,200
75,000	Dune Acquisition Corp. II	765,000
100,000	Dynamix Corp.	1,020,000
100,000	EGH Acquisition Corp.	1,019,000
64,998	EQV Ventures Acquisition Corp.	683,129
100,000	Fact II Acquisition Corp.	1,025,000

See Notes to Financial Statements.

Annual Report | June 30, 2025	11

RiverNorth Opportunities Fund, Inc.

Statement of Investments	June 30, 2025

Shares	Description	Value (Note 2)
100,000	FG Merger II Corp.	$1,011,200
100,000	FIGX Capital Acquisition Corp.	1,001,500
57,276	Flag Ship Acquisition Corp.	595,098
100,000	Gesher Acquisition Corp. II	1,024,000
50,000	GigCapital7 Corp.	519,000
50,000	Gores Holdings X, Inc.	519,500
58,868	GP-Act III Acquisition Corp.	621,057
35,000	Graf Global Corp.	366,100
130,000	GSR III Acquisition Corp.	1,391,000
30,342	Haymaker Acquisition Corp. 4, Class A	336,796
25,000	HCM II Acquisition Corp.	277,500
100,000	Hennessy Capital Investment Corp. VII	1,056,000
130,000	HORIZON SPACE ACQUISITION II Corp.	1,340,300
100,801	Howard Hughes Holdings, Inc.	6,804,068
33,524	IB Acquisition Corp.	349,991
62,500	Inflection Point Acquisition Corp. III	656,563
61,161	Iron Horse Acquisitions Corp.	644,025
100,000	Jackson Acquisition Co. II	1,043,000
100,000	K&F Growth Acquisition Corp. II	1,030,000
100,000	Kochav Defense Acquisition Corp.	1,017,500
100,000	Lakeshore Acquisition III Corp.	1,020,000
50,000	Launch One Acquisition Corp.	520,750
55,000	Launch Two Acquisition Corp.	573,100
66,874	Legato Merger Corp. III	714,214
100,000	Lightwave Acquisition Corp.	1,006,000
55,008	Lionheart Holdings	577,584
100,000	Live Oak Acquisition Corp. V	1,075,000
65,000	M3-Brigade Acquisition V Corp.	733,850
83,334	Maywood Acquisition Corp.	835,840
58,028	Melar Acquisition Corp. I	609,874
69,818	Morgan Stanley Direct Lending Fund	1,306,993
100,000	Mountain Lake Acquisition Corp.	1,025,000
66,944	Nabors Energy Transition Corp. II	743,078
100,000	New Providence Acquisition Corp. III	1,046,000
100,000	Newbury Street II Acquisition Corp.	1,035,000
100,000	NewHold Investment Corp. III	1,030,000
100,000	Oyster Enterprises II Acquisition Corp.	1,012,000
100,000	Pelican Acquisition Corp.	1,016,000
243,512	Pershing Square Tontine Holdings(h)	–
285,935	PIMCO Dynamic Income Strategy Fund(a)(b)	7,048,298
66,667	Pioneer Acquisition I Corp.	667,003
87,500	Plum Acquisition Corp. IV	897,750
40,000	ProCap Acquisition Corp.	428,800
100,000	Quartzsea Acquisition Corp.	1,030,000
88,836	Range Capital Acquisition Corp.	919,453
100,000	Real Asset Acquisition Corp.	1,034,000

See Notes to Financial Statements.

12	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Statement of Investments	June 30, 2025

Shares	Description	Value (Note 2)
30,000	Renatus Tactical Acquisition Corp. I	$381,900
50,000	Republic Digital Acquisition Co.	535,000
25,000	Rithm Acquisition Corp.	259,000
100,000	Roman DBDR Acquisition Corp. II	1,057,000
100,000	Siddhi Acquisition Corp.	1,031,000
24,999	Silverbox Corp. IV	273,989
50,000	SIM Acquisition Corp. I	521,105
100,000	Sizzle Acquisition Corp. II	1,028,000
90,000	Soulpower Acquisition Corp.	916,200
32,462	Spark I Acquisition Corp.	353,836
100,000	Stellar V Capital Corp.	1,015,000
100,000	Texas Ventures Acquisition III Corp.	1,022,000
80,000	Thayer Ventures Acquisition Corp. II	812,800
100,000	Titan Acquisition Corp.	1,045,000
100,000	Translational Development Acquisition Corp.	1,029,000
62,500	UY Scuti Acquisition Corp.	637,500
65,000	Vine Hill Capital Investment Corp.	676,000
50,000	Voyager Acquisition Corp.	519,340
25,000	Wen Acquisition Corp.	264,250
130,000	Willow Lane Acquisition Corp.	1,352,000
52,742	WinVest Acquisition Corp.	661,912
		96,044,063
TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES - COMMON SHARES/UNITS
(Cost $100,801,438)		108,500,809

RIGHTS (0.13%)
China – (0.01%)
52,566	Distoken Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	14,755
65,000	Future Vision II Acquisition Corp., Strike Price $0.01, Expires 01/01/2049	12,350
65,000	Rising Dragon Acquisition Corp., Strike Price $0.01, Expires 01/01/2049	9,848
		36,953
Great Britain – (0.00%)(g)
62,670	ClimateRock, Strike Price $0.01, Expires 06/01/2027	7,207

Hong Kong – (0.02%)
35,100	JVSPAC Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	30,537
65,000	YHN Acquisition I, Ltd., Strike Price $0.01, Expires 01/01/2049	10,595
		41,132
Malaysia – (0.00%)(g)
64,922	Kairous Acquisition Corp. ltd, Strike Price $11.50, Expires 07/28/2025	3,895

See Notes to Financial Statements.

Annual Report | June 30, 2025	13

RiverNorth Opportunities Fund, Inc.

Statement of Investments	June 30, 2025

Shares	Description	Value (Note 2)
51,134	PHP Ventures Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	$5,165
		9,060
Singapore – (0.00%)(g)
50,470	A SPAC II Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	1,009
26,628	Chenghe Acquisition II Co., Strike Price $11.50, Expires 07/29/2029	2,341
		3,350
United States – (0.10%)
44,669	Aimei Health Technology Co., Ltd., Strike Price $0.01, Expires 12/31/2049	10,721
24,649	Allegro Merger Corp., Strike Price $11.50, Expires 12/31/2049	–
27,690	Alpha Star Acquisition Corp., Strike Price $0.01, Expires 12/13/2026	4,433
51,497	Bannix Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	12,179
30,110	Bayview Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	8,732
13,188	Black Hawk Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	9,150
100,000	Bleichroeder Acquisition Corp. I, Strike Price $0.01, Expires 01/01/2049	35,000
17,000	Bowen Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	3,621
21,512	Breeze Holdings Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	3,765
58,500	Cayson Acquisition Corp., Strike Price $0.01, Expires 01/01/2049	8,190
32,760	Centurion Acquisition Corp., Strike Price $11.50, Expires 08/01/2029	9,828
100,000	Charlton Aria Acquisition Corp., Strike Price $0.01, Expires 01/01/2049	15,000
40,000	DT Cloud Star Acquisition Corp., Strike Price $0.01, Expires 01/01/2049	4,400
34,404	ESH Acquisition Corp., Strike Price $10.00, Expires 12/31/2049	2,580
57,276	Flag Ship Acquisition Corp., Strike Price $0.01, Expires 01/01/2049	7,440
64,668	Horizon Space Acquisition I Corp., Strike Price $0.01, Expires 12/31/2049	9,700
33,524	IB Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	1,381
61,161	Iron Horse Acquisitions Corp., Strike Price $0.01, Expires 12/31/2049	30,483

See Notes to Financial Statements.

14	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Statement of Investments	June 30, 2025

Shares	Description	Value (Note 2)
29,014	Melar Acquisition Corp. I, Strike Price $11.50, Expires 06/01/2031	$8,704
67,514	Mountain Crest Acquisition Corp. V, Strike Price $0.01, Expires 12/31/2049	4,409
69,600	NorthView Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	13,224
35,695	OneMedNet Corp., Strike Price $11.50, Expires 12/31/2028	964
3,246	Quetta Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	3,798
32,618	Viveon Health Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	–
66,708	Welsbach Technology Metals Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	34,021
52,742	WinVest Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	7,911
60,341	Yotta Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	8,221
		257,855
TOTAL RIGHTS
(Cost $315,477)		355,557

WARRANTS (0.21%)
Canada – (0.00%)(g)
53,236	Borealis Foods, Inc., Strike Price $11.50, Expires 02/09/2029	4,797

Cayman Islands – (0.00%)(g)
25,071	Healthcare AI Acquisition Corp., Strike Price $11.50, Expires 12/14/2026	755
24,100	Namib Minerals, Strike Price $11.50, Expires 06/05/2030	4,699
32,014	Nvni Group, Ltd., Strike Price $11.50, Expires 11/01/2028	1,649
57,401	TNL Mediagene, Strike Price $11.50, Expires 12/05/2029	471
14,153	Zapp Electric Vehicles Group, Ltd., Strike Price $11.50, Expires 03/03/2028	31
		7,605
China – (0.00%)(g)
52,566	Distoken Acquisition Corp., Strike Price $11.50, Expires 03/30/2028	6,308
16,878	MicroAlgo, Inc., Strike Price $11.50, Expires 12/31/2027	253
10,728	SunCar Technology Group, Inc., Strike Price $11.50, Expires 05/18/2028	751
		7,312
France – (0.00%)(g)
15,631	Generation Essentials Group, Strike Price $11.50, Expires 06/04/2030	6,253

See Notes to Financial Statements.

Annual Report | June 30, 2025	15

RiverNorth Opportunities Fund, Inc.

Statement of Investments	June 30, 2025

Shares	Description	Value (Note 2)
Germany – (0.00%)(g)
19,034	Heramba Electric PLC, Strike Price $11.50, Expires 10/10/2028	$42

Great Britain – (0.00%)(g)
31,335	ClimateRock, Strike Price $11.50, Expires 06/01/2027	3

Hong Kong – (0.00%)(g)
20,306	MultiMetaVerse Holdings, Ltd., Strike Price $11.50, Expires 03/15/2027	32
36,015	NewGenIvf Group, Ltd., Strike Price $11.50, Expires 06/26/2028	958
28,984	Triller Group, Inc., Strike Price $11.50, Expires 03/15/2027	2,603
		3,593
Ireland – (0.00%)(g)
51,043	SMX Security Matters PLC, Strike Price $11.50, Expires 03/07/2028	766

Israel – (0.00%)(g)
55,368	Holdco Nuvo Group DG, Ltd., Strike Price $11.50, Expires 05/01/2029	39
44,569	Hub Cyber Security, Ltd., Strike Price $11.50, Expires 02/27/2028	1,101
77,424	Spree Acquisition Corp. 1, Ltd., Strike Price $11.50, Expires 12/22/2028	4,645
		5,785
Luxembourg – (0.00%)(g)
14,063	Moolec Science SA, Strike Price $11.50, Expires 09/27/2027	229

Malaysia – (0.00%)(g)
32,461	Kairous Acquisition Corp. ltd, Strike Price $11.50, Expires 09/15/2026	325
25,567	PHP Ventures Acquisition Corp., Strike Price $11.50, Expires 08/16/2028	1,127
		1,452
Singapore – (0.01%)
25,235	A SPAC II Acquisition Corp., Strike Price $11.50, Expires 05/03/2027	252
53,773	ESGL Holdings, Ltd., Strike Price $11.50, Expires 04/13/2028	1,667
54,501	Euda Health Holdings, Ltd., Strike Price $11.50, Expires 09/24/2026	7,085
19,616	Helport AI, Ltd., Strike Price $11.50, Expires 08/05/2029	3,256
25,712	RF Acquisition Corp. II, Strike Price $0.01, Expires 01/01/2049	1,749
		14,009

See Notes to Financial Statements.

16	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Statement of Investments	June 30, 2025

Shares	Description	Value (Note 2)
Switzerland – (0.00%)(g)
43,768	Genesis Growth Tech Acquisition Corp., Strike Price $11.50, Expires 05/19/2028	$4

United States – (0.20%)
25,000	AA Mission Acquisition Corp., Strike Price $11.50, Expires 08/01/2030	2,350
21,731	Aeries Technology, Inc., Strike Price $11.50, Expires 10/20/2026	626
32,785	AleAnna, Inc., Strike Price $11.50, Expires 12/13/2029	7,704
24,649	Allegro Merger Corp., Strike Price $11.50, Expires 12/31/2049	–
27,690	Alpha Star Acquisition Corp., Strike Price $11.50, Expires 12/13/2026	858
11,896	AltEnergy Acquisition Corp., Strike Price $11.50, Expires 11/02/2028	239
32,500	Andretti Acquisition Corp. II, Strike Price $11.50, Expires 10/24/2029	6,500
8,612	Apexigen, Inc., Strike Price $11.50, Expires 07/29/2027	225
130,463	Ares Acquisition Corp. II, Strike Price $11.50, Expires 06/12/2028	143,509
30,397	AtlasClear Holdings, Inc., Strike Price $690.00, Expires 10/25/2028	575
51,497	Bannix Acquisition Corp., Strike Price $11.50, Expires 07/31/2026	2,884
81,786	Beneficient, Strike Price $11.50, Expires 06/07/2028	564
15,057	Binah Capital Group, Inc., Strike Price $11.50, Expires 03/15/2029	678
5,688	Brand Engagement Network, Inc., Strike Price $11.50, Expires 03/14/2029	171
23,792	Cactus Acquisition Corp. 1, Ltd., Strike Price $11.50, Expires 10/29/2026	476
694	CERo Therapeutics Holdings, Inc., Strike Price $11.50, Expires 02/14/2029	17
54,641	Classover Holdings, Inc., Strike Price $11.50, Expires 04/07/2030	7,267
11,476	Colombier Acquisition Corp. II, Strike Price $11.50, Expires 12/31/2028	43,035
15,030	Concord Acquisition Corp. II, Strike Price $11.50, Expires 12/31/2028	1,202
51,016	Conduit Pharmaceuticals, Inc., Strike Price $11.50, Expires 02/03/2027	556
2,087	Corner Growth Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	–
72,474	DIH Holdings US, Inc., Strike Price $11.50, Expires 02/07/2028	1,377

See Notes to Financial Statements.

Annual Report | June 30, 2025	17

RiverNorth Opportunities Fund, Inc.

Statement of Investments	June 30, 2025

Shares	Description	Value (Note 2)
17,658	Direct Selling Acquisition Corp., Strike Price $11.50, Expires 09/30/2028	$706
50,000	Dynamix Corp., Strike Price $11.50, Expires 12/06/2029	19,485
21,666	EQV Ventures Acquisition Corp., Strike Price $11.50, Expires 07/01/2031	15,903
54,641	EVe Mobility Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	2,459
17,137	Everest Consolidator Acquisition Corp., Strike Price $11.50, Expires 07/19/2028	5
20,705	FOXO Technologies, Inc., Strike Price $11.50, Expires 08/01/2027	331
30,880	FutureTech II Acquisition Corp., Strike Price $11.50, Expires 02/16/2027	618
50,000	GigCapital7 Corp., Strike Price $11.50, Expires 09/11/2029	7,505
9,479	Global Gas Corp., Strike Price $11.50, Expires 10/29/2027	13
65,531	Globalink Investment, Inc., Strike Price $11.50, Expires 12/03/2026	1,638
29,434	GP-Act III Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	8,830
17,500	Graf Global Corp., Strike Price $11.50, Expires 08/07/2029	4,725
15,171	Haymaker Acquisition Corp. 4, Strike Price $11.50, Expires 09/12/2028	3,793
12,500	HCM II Acquisition Corp., Strike Price $11.50, Expires 10/10/2029	29,375
64,668	Horizon Space Acquisition I Corp., Strike Price $11.50, Expires 01/26/2028	2,587
50,640	iCoreConnect, Inc., Strike Price $11.50, Expires 05/15/2028	127
39,252	Integrated Rail and Resources Acquisition Corp., Strike Price $11.50, Expires 11/12/2026	23,551
43,768	Integrated Wellness Acquisition Corp., Strike Price $11.50, Expires 10/31/2028	674
61,161	Iron Horse Acquisitions Corp., Strike Price $11.50, Expires 02/16/2029	3,670
16,682	Jaws Mustang Acquisition Corp., Strike Price $11.50, Expires 01/30/2026	500
25,000	Launch One Acquisition Corp., Strike Price $11.50, Expires 08/29/2029	6,750
27,500	Launch Two Acquisition Corp., Strike Price $11.50, Expires 11/26/2029	11,000
33,437	Legato Merger Corp. III, Strike Price $11.50, Expires 03/28/2029	7,694
27,504	Lionheart Holdings, Strike Price $11.50, Expires 08/09/2029	9,076
32,500	M3-Brigade Acquisition V Corp., Strike Price $11.50, Expires 09/23/2030	56,875
7,755	Maquia Capital Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	151

See Notes to Financial Statements.

18	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Statement of Investments	June 30, 2025

Shares	Description	Value (Note 2)
13,723	MSP Recovery, Inc., Strike Price $0.06, Expires 02/14/2026	$478
10,806	MultiSensor AI Holdings, Inc., Strike Price $11.50, Expires 12/19/2028	349
33,472	Nabors Energy Transition Corp. II, Strike Price $11.50, Expires 09/05/2028	16,103
19,815	Nature's Miracle Holding, Inc., Strike Price $11.50, Expires 03/12/2029	99
22,175	New Era Helium, Inc., Strike Price $11.50, Expires 12/06/2029	1,998
19,471	New Horizon Aircraft, Ltd., Strike Price $11.50, Expires 01/12/2029	5,631
21,081	Newbury Street Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	–
9,664	NKGen Biotech, Inc., Strike Price $11.50, Expires 10/02/2028	387
4,228	Northern Revival Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	92
5,790	Nuburu, Inc., Strike Price $11.50, Expires 09/07/2027	94
4,635	Nukkleus, Inc., Strike Price $11.50, Expires 12/31/2025	556
48,836	OceanTech Acquisitions I Corp., Strike Price $11.50, Expires 05/10/2026	–
54,328	OSR Holdings, Inc., Strike Price $11.50, Expires 02/14/2030	2,887
60,878	PERSHING SQUARE SPARC HOLDINGS, Strike Price $0.01, Expires 12/31/2049	1
35,388	Presto Automation, Inc., Strike Price $11.50, Expires 09/21/2027	–
16,945	Priveterra Acquisition Corp. II, Strike Price $11.50, Expires 01/07/2027	339
42,380	QT Imaging Holdings, Inc., Strike Price $11.50, Expires 12/31/2028	1,229
37,808	Relativity Acquisition Corp., Strike Price $11.50, Expires 02/11/2027	1,781
69	RMG Acquisition Corp. III, Strike Price $11.50, Expires 02/08/2026	–
15,598	Roadzen, Inc., Strike Price $11.50, Expires 11/30/2028	797
953	Roth CH Acquisition Co., Strike Price $11.50, Expires 10/29/2028	19
13,545	Royalty Management Holding Corp., Strike Price $11.50, Expires 05/28/2026	275
8,333	Silverbox Corp. IV, Strike Price $11.50, Expires 09/24/2029	8,333
25,000	SIM Acquisition Corp. I, Strike Price $11.50, Expires 08/28/2029	6,750
15,602	Southland Holdings, Inc., Strike Price $11.50, Expires 09/01/2026	3,042
16,231	Spark I Acquisition Corp., Strike Price $11.50, Expires 11/27/2028	3,159
41,072	Syntec Optics Holdings, Inc., Strike Price $11.50, Expires 11/08/2028	2,670

See Notes to Financial Statements.

Annual Report | June 30, 2025	19

RiverNorth Opportunities Fund, Inc.

Statement of Investments	June 30, 2025

Shares	Description	Value (Note 2)
32,500	Vine Hill Capital Investment Corp., Strike Price $11.50, Expires 10/25/2029	$7,859
32,618	Viveon Health Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	–
34,072	Volato Group, Inc., Strike Price $11.50, Expires 12/03/2028	869
25,000	Voyager Acquisition Corp., Strike Price $11.50, Expires 05/16/2031	7,498
19,208	VSee Health, Inc., Strike Price $11.50, Expires 11/04/2028	680
52,742	WinVest Acquisition Corp., Strike Price $11.50, Expires 08/09/2026	1,582
60,341	Yotta Acquisition Corp., Strike Price $11.50, Expires 03/15/2027	1,931
48,471	ZyVersa Therapeutics, Inc., Strike Price $11.50, Expires 12/20/2026	3,393
		519,735
TOTAL WARRANTS
(Cost $713,365)		571,585

EXCHANGE TRADED FUNDS - COMMON SHARES (5.04%)
United States – (5.04%)
256,373	iShares Flexible Income Active ETF	13,546,749

TOTAL EXCHANGE TRADED FUNDS - COMMON SHARES
(Cost $13,461,192)		13,546,749

Principal Amount	Description	Rate	Maturity Date	Value (Note 2)
GOVERNMENT BOND (1.52%)
United States – (1.52%)
$4,100,000	United States Treasury Bill	4.224%	08/05/25	$4,083,059
TOTAL GOVERNMENT BOND
(Cost $4,083,139)				4,083,059

Shares	Description	7-Day Yield	Value (Note 2)
SHORT-TERM INVESTMENTS (8.19%)
United States – (8.19%)
21,999,102	State Street Institutional Treasury Money Market Fund Premier Class	4.204%	$21,999,102

TOTAL SHORT-TERM INVESTMENTS
(Cost $21,999,102)			21,999,102

See Notes to Financial Statements.

20	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Statement of Investments	June 30, 2025

Shares	Description	7-Day Yield	Value (Note 2)
TOTAL INVESTMENTS (135.63%)
(Cost $326,790,104)			$364,407,272

Series A Cumulative Perpetual Preferred Shares (-36.38%)			(97,750,000)
Other Assets In Excess Of Liabilities (0.75%)(i)		–	2,017,135
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS (100.00%)			$268,674,407

SCHEDULE OF SECURITIES SOLD SHORT

Description	Shares	Value (Note 2)
SPECIAL PURPOSE ACQUISITION COMPANIES - COMMON SHARES/UNITS (-1.50%)
Brookfield Corp.	(16,080)	$(994,548)
Hilton Worldwide Holdings, Inc.	(2,570)	(684,494)
Restaurant Brands International, Inc.	(5,537)	(367,048)
Uber Technologies, Inc.	(21,378)	(1,994,567)

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES - COMMON SHARES/UNITS (Proceeds $3,972,800)		(4,040,657)

EXCHANGE TRADED FUNDS - COMMON SHARES (-3.42%)
Invesco S&P 500 Equal Weight ETF	(23,824)	(4,329,774)
SPDR S&P 500 ETF Trust	(7,882)	(4,869,893)

TOTAL EXCHANGE TRADED FUNDS – COMMON SHARES (Proceeds $8,688,156)		(9,199,667)

TOTAL SECURITIES SOLD SHORT
(Proceeds $12,660,956)		$(13,240,324)

(a)	All or a portion of the security is pledged as collateral for any loan payable. As of June 30, 2025, the aggregate value of those securities was $2,465,000, representing 0.92% of net assets.
(b)	All or a portion of the security is pledged as collateral for securities sold short. As of June 30, 2025, the aggregate value of those securities was $7,357,750 representing 2.74% of net assets.
(c)	Perpetual maturity.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"). This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2025, the market value of those Rule 144A securities held by the Fund was $2,495,082 representing 0.93% of the Fund's net assets.

See Notes to Financial Statements.

Annual Report | June 30, 2025	21

RiverNorth Opportunities Fund, Inc.

Statement of Investments	June 30, 2025

(e)	Securities were purchased pursuant to Regulation S under the Securities Act, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Directors (the "Board"). As of June 30, 2025, the aggregate fair value of those securities was $277,100 representing 0.10% of net assets.
(f)	Non-income producing security.
(g)	Less than 0.005%.
(h)	The Level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(i)	Includes cash in the amount of $13,368,741 which is being held as collateral for securities sold short.

See Notes to Financial Statements.

22	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Statement of Assets and Liabilities	June 30, 2025

ASSETS:
Investments in securities:
At cost	$326,790,104
At value	$364,407,272
Cash	535,375
Deposit with broker for securities sold short	13,368,741
Foreign currency, at value (Cost $1,304)	1,402
Receivable for investments sold	2,236,353
Interest receivable	679,967
Dividends receivable	258,739
Deferred offering costs (Note 8)	261,728
Total Assets	381,749,577

LIABILITIES:
Securities sold short (Proceeds $12,660,956)	13,240,324
Dividend payable - Series A Cumulative Perpetual Preferred Shares	733,125
Dividend payable	17,317
Payable for investments purchased	926,830
Payable to adviser	389,951
Payable for professional fees	17,623
Total Liabilities	15,325,170
Series A Cumulative Perpetual Preferred Shares, $0.0001 par value per share, 3,910,000 of shares authorized
Series A Cumulative Perpetual Preferred Shares (6.00%, $25.00 liquidation value per share, 3,910,000 shares issued and outstanding)	$97,750,000
Net Assets Attributable to Common Shareholders	$268,674,407

NET ASSETS CONSIST OF:
Paid-in capital	$248,290,883
Total distributable earnings/(accumulated deficit)	20,383,524
Net Assets Attributable to Common Shareholders	$268,674,407

PRICING OF SHARES:
Net Assets Attributable to Common Shareholders	$268,674,407
Shares of common stock outstanding (37,500,000 of shares authorized, at $0.0001 par value per share)	21,472,248
Net Asset Value Per Share Attributable to Common Shareholders	$12.51

See Notes to Financial Statements.

Annual Report | June 30, 2025	23

RiverNorth Opportunities Fund, Inc.

Statement of Operations	For the Year Ended June 30, 2025

INVESTMENT INCOME:
Dividends	$11,481,568
Interest	4,190,544
Other Income	1,146,041
Total Investment Income	16,818,153

EXPENSES:
Investment advisory fees	4,752,520
Dividend and interest expense - short sales	417,250
Legal fees	136,015
Commitment fee on loan	107,877
Offering costs	102,323
Total Expenses	5,515,985
Net Investment Income	11,302,168

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	25,046,636
Securities sold short	(109,621)
Long-term capital gains from other investment companies	1,106,584
Net realized gain	26,043,599
Net change in unrealized appreciation/depreciation on:
Investments	(1,606,422)
Securities sold short	(212,724)
Translation of assets and liabilities denominated in foreign currencies	109
Net change in unrealized appreciation/depreciation	(1,819,037)
Net Realized and Unrealized Gain on Investments	24,224,562
Dividends to Series A Cumulative Perpetual Preferred Shares	$(5,865,000)
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$29,661,730

See Notes to Financial Statements.

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RiverNorth Opportunities Fund, Inc.

Statements of Changes in Net Assets Attributable to Common Shareholders

	For the Year Ended June 30, 2025	For the Period Ended June 30, 2024(a)	For the Year Ended July 31, 2023
NET INCREASE/(DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS FROM OPERATIONS:
Net investment income	$11,302,168	$10,977,797	$12,763,962
Net realized gain/(loss)	24,937,015	(6,012,425)	(5,848,525)
Long-term capital gains from other investment companies	1,106,584	90,264	897,316
Net change in unrealized appreciation/depreciation	(1,819,037)	38,284,421	10,787,226
Net increase in net assets resulting from operations	35,526,730	43,340,057	18,599,979
Distributions to Series A Cumulative Perpetual Preferred Shareholders	(5,865,000)	(5,370,938)	(5,865,000)
Net increase in net assets attributable to common shareholders resulting from operations	29,661,730	37,969,119	12,734,979

TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(16,641,715)	(15,001,105)	(10,767,356)
From return of capital	(16,407,101)	(15,299,358)	(25,211,317)
Net decrease in net assets from distributions to common shareholders	(33,048,816)	(30,300,463)	(35,978,673)

COMMON SHARE TRANSACTIONS:
Proceeds from sales of shares, net of offering costs	–	–	37,867,362
Dividend Reinvestment	242,804	–	836,635
Net increase in net assets attributable to common shareholders from capital share transactions	242,804	–	38,703,997

Net Increase/(Decrease) in Net Assets attributable to common shareholders	(3,144,282)	7,668,656	15,460,303

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	271,818,689	264,150,033	248,689,730
End of period	$268,674,407	$271,818,689	$264,150,033

OTHER INFORMATION:
Common Share Transactions:
Common Shares outstanding - beginning of period	21,453,174	21,453,174	18,291,243
Common Shares issued in connection with public offering	–	–	3,097,795
Common Shares issued as reinvestment of dividends	19,074	–	64,136
Common Shares outstanding - end of period	21,472,248	21,453,174	21,453,174

(a)	Effective May 15, 2024, the Board approved changing the fiscal year-end of the Fund from July 31 to June 30.

See Notes to Financial Statements.

Annual Report | June 30, 2025	25

Intentionally Left Blank

RiverNorth Opportunities Fund, Inc.

Financial Highlights	For a common share outstanding throughout the periods presented.

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(b)
Net realized and unrealized gain/(loss)
Total income/(loss) from investment operations
Less distributions to common shareholders:
From net investment income
From net realized gains
From tax return of capital
Total distributions to common shareholders
Less distributions to preferred shareholders:
From net investment income(b)
Total distributions to preferred shareholders
Common share transactions:
Dilutive effect of rights offering
Common share offering costs charged to paid-in capital
Total common share transactions
Preferred Share issuance and offering costs charged to paid-in capital
Total preferred share transactions
Net increase/(decrease) in net asset value
Net asset value - end of period
Market price - end of period
Total Return - Net Asset Value(h)
Total Return - Market Price(h)
Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including dividend expense on short sales and line of credit expense)(j)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Ratios to Average Net Assets (excluding dividend expense on short sales and line of credit expense)(j)
Ratio of expenses to average net assets
Ratio of net investment income average net assets
Portfolio turnover rate
Loan Payable (in thousands)
Asset Coverage Per $1,000 of loan payable(l)
Cumulative Perpetual Preferred Stock (in thousands)
Asset coverage per share of Cumulative Perpetual Preferred Stock(m)

Involuntary liquidating preference per share of Series A Cumulative Perpetual Preferred Stock Average market value per share of Series A Cumulative Preferred Stock

See Notes to Financial Statements.

Annual Report | June 30, 2025	27

RiverNorth Opportunities Fund, Inc.

Financial Highlights	For a common share outstanding throughout the periods presented.

For the Year Ended June 30, 2025	For the Period Ended June 30, 2024(a)		For the Year Ended July 31, 2023		For the Year Ended July 31, 2022		For the Year Ended July 31, 2021		For the Year Ended July 31, 2020
$12.67	$12.31		$13.60		$17.02		$14.89		$17.39

0.53	0.51		0.62		0.18		0.31		0.41
1.12	1.51		0.22		(0.85)		4.03		(0.56)
1.65	2.02		0.84		(0.67)		4.34		(0.15)

(0.55)	(0.70)		(0.52)		(0.70)		(0.72)		(0.51)
(0.22)	–		–		(0.24)		(1.37)		(0.00	)(c)
(0.77)	(0.71)		(1.22)		(1.34)		–		(1.60)
(1.54)	(1.41)		(1.74)		(2.28)		(2.09)		(2.11)

(0.27)	(0.25)		(0.28)		(0.10)		–		–
(0.27)	(0.25)		(0.28)		(0.10)		–		–

–	–		(0.10	)(d)	(0.13	)(e)	(0.08	)(f)	(0.21	)(g)
–	–		(0.01)		(0.02)		(0.04)		(0.03)
–	–		(0.11)		(0.15)		(0.12)		(0.24)
–	–		–		(0.22)		–		–
–	–		–		(0.22)		–		–
(0.16)	0.36		(1.29)		(3.42)		2.13		(2.50)
$12.51	$12.67		$12.31		$13.60		$17.02		$14.89
$12.26	$12.25		$11.49		$14.60		$18.21		$14.81
11.88%	16.39	%(i)	4.41%		(7.41%)		30.09%		(1.75%)
13.40%	20.56	%(i)	(9.22%)		(7.10%)		39.94%		(2.22%)

$268,674	$271,819		$264,150		$248,690		$211,711		$139,166

2.07%	2.12	%(k)	2.29%		1.91%		1.91%		2.06%
4.23%	4.57	%(k)	4.93%		1.18%		1.87%		2.59%

1.87%	1.86	%(k)	1.91%		1.58%		1.45%		1.54%
4.43%	4.83	%(k)	5.31%		1.51%		2.33%		3.11%
58%	49	%(i)	73%		119%		190%		133%
–	–		–		–		–		$7,500
–	–		–		–		–		19,556
$97,750	$97,750		$97,750		$97,750		–		–
94	95		93		89		–		–

$25.00	$25.00		$25.00		$25.00		–		–
$23.45	$23.04		$23.40		$24.41		–		–

See Notes to Financial Statements.

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RiverNorth Opportunities Fund, Inc.

Financial Highlights	For a common share outstanding throughout the periods presented.

(a)	Effective May 15, 2024, the Board approved changing the fiscal year-end of the Fund from July 31 to June 30.
(b)	Calculated using average common shares throughout the period.
(c)	Less than ($0.005) per share.
(d)	Represents the impact of the Fund's rights offering of 2,752,078 common shares in November 2022 at a subscription price per share based on a formula. For more details, please refer to Note 8 of the Notes to Financial Statements.
(e)	Represents the impact of the Fund's rights offering of 4,373,407 common shares in November 2021 at a subscription price per share based on a formula. For more details, please refer to Note 8 of the Notes to Financial Statements.
(f)	Represents the impact of the Fund's rights offering of 575,706 common shares in November 2020 at a subscription price per share based on a formula. For more details, please refer to Note 8 of the Notes to Financial Statements.
(g)	Represents the impact of the Fund's rights offering of 2,163,193 common shares in November 2019 at a subscription price per share based on a formula.
(h)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Total return on Market Price does not reflect any sales load paid by investors. Periods less than one year are not annualized.
(i)	Not annualized.
(j)	The ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments. The expense ratio and net investment income ratio do not reflect the effect of dividend payments to preferred shareholders.
(k)	Annualized.
(l)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Loan Payable) from the Fund's total assets and dividing by the principal amount of the Loan Payable and then multiplying by $1,000.
(m)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Fund's total assets, less all liabilities and indebtedness not represented by the Fund's senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Stock, the asset coverage per share is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a liquidation preference of $25).

See Notes to Financial Statements.

Annual Report | June 30, 2025	29

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2025

1. ORGANIZATION

RiverNorth Opportunities Fund, Inc. (the “Fund”) was organized as a Maryland corporation on September 9, 2010. The Fund commenced operations on December 24, 2015, and had no operations until that date other than those related to organizational matters and the registration of its shares under applicable securities laws.

On May 15, 2024, the Board of Directors of the Fund (the “Board”) approved a change in the Fund’s fiscal year from July 31 to June 30.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s Articles of Amendment and Restatement permit the Board of Directors (the “Board” or “Directors”) to authorize and issue 37,500,000 shares of common stock with $0.0001 par value per share, 3,910,000 of which have been reclassified as Series A Perpetual Preferred Stock. The Fund is considered an investment company and therefore follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The Fund may be converted to an open-end investment company at any time if approved by two-thirds of the Board and at least two-thirds of the Fund’s total outstanding shares. If the Fund converted to an open-end investment company, it would be required to redeem all preferred stock of the Fund then outstanding, if any (requiring in turn that it liquidate a portion of its investment portfolio). Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. The Board may at any time (but is not required to) propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”). The Fund’s investment objective is total return consisting of capital appreciation and current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The financial statements are prepared in accordance with U.S. GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on June 30, 2025.

The Fund invests in closed-end funds, exchange-traded funds and business development companies (collectively, "Underlying Funds"), each of which has its own investment risks. Those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

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RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2025

Security Valuation: The Fund's investments are generally valued at their fair value using market quotations. If a market quotation is unavailable, a security may be valued at its estimated fair value as described in Note 3.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discounts and amortization of premiums calculated using yield to maturity, is accrued and recorded as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and tax purposes.

Federal Income Taxes: The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRC"). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its “net capital gain”. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of and during the year ended June 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Distributions to shareholders, which are paid monthly and determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset value ("NAV") per share of the Fund.

The Fund maintains a level distribution policy. The Fund distributes to common shareholders regular monthly cash distributions of its net investment income. In addition, the Fund distributes its net realized capital gains, if any, at least annually. Any amounts received in excess of a common shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets. The Board approved the implementation of the level distribution policy to make monthly cash distributions to common shareholders. The Fund made monthly distributions to common shareholders set at a level monthly rate of $0.1289 per common share for the period from July 1, 2024 to December 31, 2024, and $0.1277 per common share for the period from January 1, 2025 to June 30, 2025.

Annual Report | June 30, 2025	31

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2025

Return Of Capital Distributions: At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a common shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares.

Preferred Stock: In accordance with ASC 480-10-25, the Fund's Series A Perpetual Preferred Stock has been classified as equity on the Statement of Assets and Liabilities. Refer to "Note 7. Cumulative Perpetual Preferred Stock" for further details.

Other: Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

32	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2025

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including closed-end funds, exchange-traded funds and business development companies, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, as valuation designee, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including short-term investments, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be classified as Level 1 securities.

Domestic and foreign fixed income securities, including foreign and U.S. corporate bonds, foreign and U.S. government bonds, and business development company notes are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Foreign currency positions, including forward foreign currency contracts, are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern Time. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will be classified as Level 2 securities.

Annual Report | June 30, 2025	33

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2025

Pursuant to the requirements of Rule 2a-5 under the 1940 Act, the Board approved updated valuation procedures for the Fund and designated the Adviser as the Fund's valuation designee to make all fair valuation determinations with respect to the Fund's portfolio investments, subject to the Board's oversight.

In accordance with the Fund’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds in which the Fund invests default or otherwise cease to have market quotations readily available.

34	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2025

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2025:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Closed-End Funds - Common Shares	$160,246,290	$–	$–		$160,246,290
Closed-End Funds - Preferred Shares	1,863,677	–	–		1,863,677
Business Development Companies - Preferred Shares	5,202,609	882,544	–		6,085,153
Business Development Companies - Common Shares	3,278,260	–	–		3,278,260
Business Development Company Notes	2,725,949	979,289	–		3,705,238
Corporate Bonds	–	40,171,793	–		40,171,793
Special Purpose Acquisition Companies - Common Shares/Units	106,221,506	2,279,303	–	(1)	108,500,809
Rights	311,850	43,707	–		355,557
Warrants	545,554	26,031	–		571,585
Exchange Traded Funds - Common Shares	13,546,749	–	–		13,546,749
Government Bond – 4,083,059 – 4,083,059 Short-Term Investments	21,999,102	–	–		21,999,102
Total	$315,941,546	$48,465,726	$–		$364,407,272
Other Financial Instruments Liabilities:
Securities Sold Short Exchange Traded Funds - Common Shares	$(9,199,667)	$–	$–		$(9,199,667)
Special Purpose Acquisition Companies - Common Shares/Units	$(4,040,657)	$–	$–		$(4,040,657)
Total	$(13,240,324)	$–	$–		$(13,240,324)

(1)	Includes a security valued at zero.

For the year ended June 30, 2025, there were no significant transfers into/out of Level 3.

Short Sale Risks: The Fund and the Underlying Funds may engage in short sales. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. To establish a short position, a fund must first borrow the security from a broker or other institution. The fund may not always be able to borrow a security at a particular time or at an acceptable price. Accordingly, there is a risk that a fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons. After selling a borrowed security, a fund is obligated to “cover” the short sale by purchasing and returning the security to the lender at a later date. Until the security is replaced, the Fund is required to pay the lender amounts equal to the dividend or interest that accrue during the period which is recorded as an expense on the Statements of Operations. A Fund may also incur stock loan fees which represent the cost of borrowing securities used for short sale transactions. A Fund may also earn rebates as an element of the broker arrangement, which are recorded as an offset to stock loan fees on short sales transactions. The stock loan fees on short sales are recognized on the Statements of Operations. In the event that rebates exceed the stock loan fees on short sales, the net rebates are recognized as a component of other income on the Statements of Operations. The Fund and the Underlying Funds cannot guarantee that the security will be available at an acceptable price. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce a fund’s return.

Annual Report | June 30, 2025	35

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2025

Special Purpose Acquisition Company Risk: The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs are generally publicly traded companies that raise funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition or merger that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses. Accordingly, any rights or warrants issued by the SPAC will expire worthless. Certain private investments in SPACs may be illiquid and/or be subject to restrictions on resale. Additionally, the Fund may acquire certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”), which may be subject to forfeiture or expire worthless and which typically have more limited liquidity than SPAC shares issued in an IPO. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective.

Private Debt Risk: The Fund may invest in notes issued by private funds (“private debt”). Private debt often may be illiquid and is typically not listed on an exchange and traded less actively than similar securities issued by public funds. For certain private debt, trading may only be possible through the assistance of the broker who originally brought the security to the market and has a relationship with the issuer. Due to the limited trading market, independent pricing services may be unable to provide a price for private debt, and as such the fair value of the securities may be determined in good faith under procedures approved by the Board, which typically will include the use of one or more independent broker quotes.

36	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2025

Rights and Warrants Risks: Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks.

During the year ended June 30, 2025, the Fund invested in rights and warrants, which are disclosed in the Statement of Investments.

The effect of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2025:

	Asset Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Value
Equity Contracts (Rights)	Investments in securities, at value	$355,557
Equity Contracts (Warrants)	Investments in securities, at value	571,585
		$927,142

Annual Report | June 30, 2025	37

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2025

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2025:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Contracts (Rights)	Net realized gain/(loss) on investments/ Net change in unrealized appreciation/depreciation on investments	$(8,727)	$117,485
Equity Contracts (Warrants)	Net realized gain/(loss) on investments/ Net change in unrealized appreciation/depreciation on investments	43,233	515,986
Total		$34,506	$633,471

The Fund’s average fair value of rights and warrants held for the year ended June 30, 2025 were $230,825 and $326,752, respectively.

4. ADVISORY FEES, DIRECTOR FEES AND OTHER AGREEMENTS

RiverNorth serves as the adviser pursuant to an Investment Advisory Agreement with the Fund (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Fund pays RiverNorth an annual management fee of 1.30% of the Fund’s average daily Managed Assets (as defined below) for the services it provides. This management fee paid by the Fund to the Adviser is essentially an all-in fee structure (the “unified management fee”) and, as part of the unified management fee, the Adviser provides or causes to be furnished all supervisory and administrative and other services reasonably necessary for the operation of the Fund, except the Fund pays, in addition to the unified management fee, taxes and governmental fees (if any) levied against the Fund; brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund; costs of borrowing money including interest expenses or engaging in other types of leverage financing; dividend and/or interest expenses and other costs associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares or other instruments for the purpose of incurring leverage; fees and expenses of any underlying funds in which the Fund invests; dividend and interest expenses on short positions taken by the Fund; fees and expenses, including travel expenses and fees and expenses of legal counsel retained for the benefit of the Fund or directors of the Fund who are not officers, employees, partners, stockholders or members of the Adviser or its affiliates; fees and expenses associated with and incident to stockholder meetings and proxy solicitations involving contested elections of directors, stockholder proposals or other non-routine matters that are not initiated or proposed by the Adviser; legal, marketing, printing, accounting and other expenses associated with any future share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering; expenses associated with tender offers and other share repurchases and redemptions; and other extraordinary expenses, including extraordinary legal expenses, as may arise, including without limit, expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Fund to indemnify its directors, officers, employees, stockholders, distributors and agents with respect thereto. The unified management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund. For the year ended June 30, 2025, the Adviser accrued fees of $4,752,520, of which $389,951 remained payable at June 30, 2025.

38	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2025

ALPS Fund Services, Inc. (‘‘ALPS’’) serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, ALPS is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. DST Systems, Inc. (“DST”) is the parent company of ALPS and DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc., a publicly traded company listed on the NASDAQ Global Select Market. ALPS is entitled to receive a monthly fee, accrued daily based on the Fund’s average Managed Assets, as defined below, plus a fixed fee for completion of certain regulatory filings and reimbursement for certain out-of-pocket expenses. Effective October 1, 2022, these fees are paid by the Adviser, not the Fund, out of the Unified Management Fee.

DST serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. Effective October 1, 2022, these fees of DST are paid by the Adviser, and not the Fund, out of the Unified Management Fee.

State Street Bank & Trust Co. serves as the Fund's custodian. Effective October 1, 2022, the fees of State Street Bank & Trust Co. are paid by the Adviser, and not the Fund, out of the Unified Management Fee.

The Fund pays no salaries or compensation to its officers or to any interested Director employed by the Adviser, and the Fund has no employees. For their services, the Directors of the Fund who are not employed by the Adviser, receive an annual retainer in the amount of $16,500, an additional $2,000 for attending each quarterly meeting of the Board and an additional fee of $1,500 for each special meeting of the Board. In addition, the lead Independent Director receives $1,333 annually, the Chair of the Audit Committee receives $1,111 annually and the Chair of the Nominating and Corporate Governance Committee receives $667 annually. The Directors not employed by the Adviser are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

The Chief Compliance Officer ("CCO") of the Fund is an employee of the Adviser. The Fund reimburses the Adviser for certain compliance costs related to the Fund, including a portion of the CCO's compensation.

Managed Assets: For these purposes, the term Managed Assets is defined as the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

5. NEW ACCOUNTING PRONOUNCEMENTS AND RULE ISSUANCES

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted disclosures only and did not affect the Fund’s financial position nor the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by a public entity’s chief operating decision maker (the “CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s Principal Financial Officer, acting together as the Fund’s CODM, has determined that the Fund has operated as a single segment since inception. The CODM monitors the operating results of the Fund, as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of the related Prospectus, based on the defined investment objectives and strategies that are executed by the Fund’s portfolio management team. The financial information, in the form of the Fund’s holdings, total returns, expense ratios, and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions) are used by the CODM to assess the Fund’s performance versus the Fund’s benchmark and to make resource allocation decisions for the Fund’s segment, which is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Fund’s Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statement of Operations.

Annual Report | June 30, 2025	39

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2025

6. CREDIT AGREEMENT

On November 25, 2020, the Fund entered into a $65,000,000 credit agreement for margin financing with Pershing LLC, which was amended and restated as of March 20, 2022 (the "Pershing Credit Agreement"). Per the Pershing Credit Agreement, the Fund may borrow at an interest rate of 0.85% plus the Overnight Bank Funding Rate. The Pershing Credit Agreement does not have an expiration date. The Fund did not utilize the Pershing Credit Agreement for the year ended June 30, 2025. There was no outstanding balance on the Pershing Credit Agreement as of June 30, 2025.

On March 9, 2023, the Fund entered into an additional credit agreement with BNP Paribas (“BNP Credit Agreement”). The BNP Credit Agreement permits the Fund to borrow funds that are collateralized by assets held at BNP Paribas pursuant to the agreement. Under the terms of the BNP Credit Agreement, the Fund may borrow up to $25,000,000 bearing an interest rate of the Overnight Bank Funding Rate plus a fixed rate determined by the securities pledged as collateral. Any unused portion of the BNP Credit Agreement is subject to a commitment fee of 0.50% of the unused portion of the facility until a utilization of 80% or greater is met.

The Fund did not utilize the Pershing Credit Agreement or the BNP Credit Agreement for the year ended June 30, 2025. There was no outstanding balance on the Pershing Credit Agreement or the BNP Credit Agreement as of June 30, 2025.

7. CUMULATIVE PERPETUAL PREFERRED STOCK

At June 30, 2025, the Fund had issued and outstanding 3,910,000 shares of Series A Cumulative Perpetual Preferred Stock, listed under trading symbol RIVPRA on the NYSE, with a par value of $0.0001 per share and a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 3,910,000 shares of Series A Cumulative Perpetual Preferred Stock on April 20, 2022. The Series A Cumulative Perpetual Preferred Stock is entitled to voting rights and a dividend at a rate of 6.00% per year, paid quarterly, based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends. The Series A Cumulative Perpetual Preferred Stock is generally not redeemable at the Fund’s option prior to May 15, 2027, and is subject to mandatory redemption by the Fund in certain circumstances. On or after May 15, 2027, the Fund may redeem in whole, or from time to time in part, outstanding Series A Cumulative Perpetual Preferred Stock at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption.

40	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2025

Series	First Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Fair Value
Series A	May 15, 2027	6.000%	3,910,000	$97,750,000	$91,220,300

8. CAPITAL SHARE TRANSACTIONS

The Fund’s authorized capital stock consists of 37,500,000 shares of common stock, $0.0001 par value per share and 3,910,000 shares of Series A Preferred Stock. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders in each year.

Under the Fund’s Charter, the Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. Also, the Fund’s Board, with the approval of a majority of the entire Board, but without any action by the stockholders of the Fund, may amend the Fund’s Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue.

During the years ended July 31, 2023 and July 31, 2022, the Board approved rights offerings to participating shareholders of record who were allowed to subscribe for new common shares of the Fund. Record date shareholders received one right for each common share held on the respective record dates. For every three rights held, a holder of the rights was entitled to buy one new common share of the Fund. Record date shareholders who fully exercised all rights initially issued to them in the primary subscription were entitled to buy those common shares that were not purchased by other record date shareholders. The Fund issued new shares of common stock at 95% of NAV per share for the October 2, 2020 rights offering, and at 97.5% of NAV per share for the October 1, 2021 rights offering. Offering costs were charged to paid-in-capital upon the exercise of the rights.

The shares of common stock issued, subscription price, and offering costs for the rights offerings were as follows:

Record Date	Expiration Date	Shares of common stock issued	Subscription price	Gross Proceeds	Offering costs	Net Proceeds
October 1, 2021	November 5, 2021	4,373,407	$16.81	$73,516,972	$191,237	$73,325,735
October 14, 2022	November 8, 2022	2,752,078	$11.97	$32,942,374	$208,954	$32,733,420

Annual Report | June 30, 2025	41

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2025

On August 31, 2018, the Fund entered into a sales agreement with Jones Trading Institutional Services LLC ("Jones"), under which the Fund was permitted to offer and sell up to 3,300,000 of the Fund's common stock from time to time in an "at-the-market" offering. On November 11, 2020, the agreement with Jones was terminated and the Fund entered into a distribution agreement with ALPS Distributors, Inc. (“ADI”), pursuant to which the Fund was permitted to offer and sell up to 3,196,130 shares of the Fund's common stock from time to time through ADI. On September 17, 2021, the Fund entered into a new distribution agreement with ADI, as amended, pursuant to which the Fund was permitted to offer and sell an additional 5,000,000 shares of the Fund's common stock from time to time through ADI, for a total of 8,196,130 shares. On April 2, 2024, the Fund entered into a new distribution agreement with ADI, pursuant to which the Fund was permitted to offer and sell up to 15,000,000 shares of the Fund’s common stock from time to time through ADI. On May 20, 2025, the Fund entered into a new distribution agreement with ADI, replacing the previous arrangement, pursuant to which the Fund may offer and sell up to 15,000,000 shares of the Fund’s common stock from time to time through ADI.

There were no shares issued through the at-the-market offering during the year ended June 30, 2025.

Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), as defined within the Fund’s organizational documents. Additional information concerning the Plan is included within this report.

9. INVESTMENT TRANSACTIONS

Investment transactions for the year ended June 30, 2025, excluding short-term investments, were as follows:

Fund	Purchases of Securities	Proceeds from Sale of Securities
RiverNorth Opportunities Fund	$194,832,692	$235,571,262

10. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

42	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2025

The tax character of distributions paid during the fiscal year ended June 30, 2025 and the period ended June 30, 2024 were as follows:

For the Year Ended June 30, 2025
Ordinary Income (Common)	$11,908,717
Ordinary Income (Preferred)	5,131,875
Tax-Exempt Income (Common)	–
Tax-Exempt Income (Preferred)	–
Long-Term Capital Gain	4,715,681
Return of Capital	16,407,101
Total	$38,163,374

For the Period Ended June 30, 2024
Ordinary Income (Common)	$14,046,239
Ordinary Income (Preferred)	4,358,153
Tax-Exempt Income (Common)	901,339
Tax-Exempt Income (Preferred)	279,660
Return of Capital	15,299,358
Total	$34,884,749

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended June 30, 2025, certain differences were reclassified. The amounts reclassified did not affect net assets and were primarily related to the return of capital on underlying investments. The reclassifications were as follows:

Paid-in capital	Total distributable earnings/(accumulated deficit)
$(1,032,749)	$1,032,749

At June 30, 2025, the components of distributable earnings on a tax basis for the Fund were as follows:

Unrealized Appreciation	21,133,966
Dividends Payable	(750,442)
Total	$20,383,524

Annual Report | June 30, 2025	43

RiverNorth Opportunities Fund, Inc.

Notes to Financial Statements	June 30, 2025

Capital Losses: Capital loss carryforwards used during the period ended June 30, 2025 were $18,815,112.

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of June 30, 2025, was as follows:

Cost of investments for income tax purposes	$342,694,036
Gross appreciation on investments (excess of value over tax cost)(a)	25,060,561
Gross depreciation on investments (excess of tax cost over value)(a)	(3,926,693)
Net appreciation of foreign currency and derivatives	98
Net unrealized appreciation on investments	$21,133,966

(a)	Includes appreciation/(depreciation) on securities sold short.

The differences between book-basis and tax-basis are primarily due to wash sales, investments in passive foreign investment companies, and the tax treatment of certain other investments.

11. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

12. SUBSEQUENT EVENTS

Subsequent to June 30, 2025, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 15, 2025	July 15, 2025	July 31, 2025	$0.1277
August 15, 2025	August 15, 2025	August 29, 2025	$0.1277

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

44	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

RiverNorth Opportunities Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of RiverNorth Opportunities Fund, Inc. (the “Fund”) as of June 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets attributable to common shareholders for the year ended June 30, 2025, for the period August 1, 2023 through June 30, 2024, and for the year ended July 31, 2023, the financial highlights for year ended June 30, 2025, for the period August 1, 2023 through June 30, 2024, and for the years ended July 31, 2023, 2022, 2021, and 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations for the year then ended, the changes in net assets attributable to common shareholders for the year ended June 30, 2025, for the period August 1, 2023 through June 30, 2024, and for the year ended July 31, 2023, and the financial highlights for year ended June 30, 2025, for the period August 1, 2023 through June 30, 2024, and for the years ended July 31, 2023, 2022, 2021, and 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of RiverNorth Capital Management, LLC’s investment companies since 2006.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 27, 2025

Annual Report | June 30, 2025	45

RiverNorth Opportunities Fund, Inc.

Dividend Reinvestment Plan	June 30, 2025 (Unaudited)

RiverNorth Opportunities Fund, Inc. (the “Fund”) has a dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of the Fund’s shares of common stock (the “Common Shares”) elects to receive cash by contacting DST Systems, Inc. (the "Plan Administrator"), all dividends and distributions declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s net asset value per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date.

46	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Dividend Reinvestment Plan	June 30, 2025 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at Mail Stop: RiverNorth Opp, 430 West 7th Street, Kansas City, MO 64105-1407.

Annual Report | June 30, 2025	47

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report as of July 31, 2024 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Summary of Fund Expenses

The following table shows estimated Fund expenses as a percentage of net assets attributable to Common Shares. The purpose of the following table and the expense example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table and related footnotes, along with the example, are based on the Fund’s capital structure as of June 30, 2025. Actual expenses may be greater or less than those shown below.

Shareholder Transaction Expenses	As a Percentage of Offering Price
Sales Load	–	%*
Offering Expenses Borne by Common Shareholders of the Fund	–	%*
Dividend Reinvestment Plan Fees(1)	–	*
Preferred Shares Offering Expenses Borne by the Fund (as a percentage of net assets attributable to Common Shares)	–	%*

Annual Expenses	As a Percentage of Net Assets Attributable to Common Shares (Assuming the Use of Leverage Equal to 26.68% of the Fund’s Managed Assets)
Management Fee(2)	1.78%
Leverage Costs(3)(4)	0.04%
Dividend and Interest Expense on Short Sales	0.16%
Dividends on Preferred Shares(5)	2.19%
Other Expenses	0.05%
Acquired Fund Fees and Expenses(6)	2.21%
Total Annual Expenses	6.43%

The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total annual expenses” assume that the Fund has not issued any additional Common Shares.

48	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Example(7)

The example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) that the Fund incurs total annual expenses of 6.43% of its net assets in years 1 through 10 and (2) a 5% annual return.

	1 year	3 years	5 years	10 years
Total Expenses Incurred	$64	$189	$310	$599

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.

*	The applicable prospectus supplement to be used in connection with any sales of Common Shares or Preferred Shares will set forth any applicable sales load and the estimated offering expenses borne by the Fund under an Offering.
(1)	There will be no brokerage charges with respect to Common shares issued directly by the Fund under the dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(2)	The management fee paid by the Fund to RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”) is essentially an all-in fee structure (the “unified management fee”), including the fee paid to the Adviser for advisory, supervisory, administrative, shareholder servicing and other services. However, the Fund (and not the Adviser) will be responsible for certain additional fees and expenses, which are reflected in the table above, that are not covered by the unified management fee. The unified management fee is charged as a percentage of the Fund’s average daily Managed Assets, as opposed to net assets. With leverage, Managed Assets are greater in amount than net assets, because Managed Assets include assets attributable to the Fund’s use of leverage created by its borrowings. In addition, the mark-to-market value of the Fund’s derivatives will be used for purposes of calculating Managed Assets. The management fee of 1.30% of the Fund’s Managed Assets represents 1.78% of net assets attributable to Common Shares assuming the use of leverage in an amount of 26.68% of the Fund’s Managed Assets.
(3)	The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates. See “Use of Leverage.”
(4)	“Leverage costs” are estimated to reflect actual leverage outstanding as of June 30, 2025 and estimated interest and associated costs. Actual leverage costs incurred in the future may be higher or lower as the actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates. See “Use of Leverage.”
(5)	As of June 30, 2025, the Fund has issued 3,910,000 shares of 6.00% Series A Preferred Stock with a liquidation preference of $97,750,000.
(6)	The “Acquired Fund Fees and Expenses” disclosed above are based on the expense ratios for the most recent fiscal year of the Underlying Funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses. These amounts are based on the total expense ratio disclosed in each Underlying Fund’s most recent stockholder report. Some of the Underlying Funds in which the Fund intends to invest charge incentive fees based on the Underlying Funds’ performance. The 2.21% shown as Acquired Fund Fees and Expenses reflects estimated operating expenses of the Underlying Funds and transaction-related fees. Certain Underlying Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.00%, which are included in “Acquired Fund Fees and Expenses,” as applicable. The Acquired Fund Fees and Expenses disclosed above, however, do not reflect any performance-based fees or allocations paid by the Underlying Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Underlying Funds. Future Underlying Funds’ fees and expenses may be substantially higher or lower because certain fees may be based on the performance of the Underlying Funds, which may fluctuate over time. Acquired Fund Fees and Expenses are borne indirectly by the Fund, but they will not be reflected in the Fund’s financial statements; and the information presented in the table will differ from that presented in the Fund’s financial highlights.

Annual Report | June 30, 2025	49

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

(7)	The example does not include sales load or estimated offering costs. The example should not be considered a representation of future expenses. The example assumes that the estimated “Other Expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at net asset value and that the Fund is engaged in leverage of 26.68% of Managed Assets, assuming interest and fees on leverage of 6.00%, including the unused borrowing fee paid on the line of credit under the BNP Credit Agreement (defined below), as well as the Fund’s continued use of Preferred Shares. The interest and fees on leverage is expressed as a dividend rate and represents dividends paid on Preferred Shares. Actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

The purpose of the table and the example above is to help investors understand the fees and expenses that they, as Common Shareholders, would bear directly or indirectly.

Investment Objective

There have been no changes in the Fund’s investment objective since the prior disclosure date that has not been approved by shareholders.

The Fund’s investment objective is total return consisting of capital appreciation and current income.

Principal Investment Strategies

There have been no material changes to the Fund’s principal investment strategies since the prior disclosure date.

The Fund seeks to achieve its investment objective by pursuing a tactical asset allocation strategy and opportunistically investing under normal circumstances in closed-end funds, exchange traded funds (“ETFs”), business development companies (“BDCs” and collectively, “Underlying Funds”) and special purpose acquisition companies (“SPACs”). BDCs are a type of closed-end fund that invests in small companies in the initial stages of their development and are similar to venture capital funds. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. The Adviser has the flexibility to change the Fund’s asset allocation based on its ongoing analysis of the equity, fixed income and alternative asset markets. The Adviser considers various quantitative and qualitative factors relating to the domestic and foreign securities markets and economies when making asset allocation and security selection decisions. While the Adviser continuously evaluates these factors, material shifts in the Fund’s asset class exposures will typically take place over longer periods of time. In addition, the Fund, in seeking to achieve its investment objective, will not take activist positions in the Underlying Funds or SPACs.

50	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in Underlying Funds and SPACs. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). The Underlying Funds and SPACs in which the Fund invests will not include those that are advised or subadvised by the Adviser or its affiliates. The Fund directly, and therefore Common Stockholders indirectly, will bear the expenses of the Underlying Funds and SPACs.

Under normal market conditions: (i) no more than 80% of the Fund’s Managed Assets will be invested in “equity” Underlying Funds and SPACs; (ii) no more than 60% of the Fund’s Managed Assets will be invested in “fixed income” Underlying Funds and SPACs; (iii) no more than 30% of the Fund’s Managed Assets will be invested in “global equity” Underlying Funds and SPACs; (iv) no more than 15% of the Fund’s Managed Assets will be invested in “emerging market equity” Underlying Funds; (v) no more than 30% of the Fund’s Managed Assets will be invested in “high yield” (also known as “junk bond”) and “senior loan” Underlying Funds and SPACs; (vi) no more than 15% of the Fund’s Managed Assets will be invested in “emerging market income” Underlying Funds and SPACs; (vii) no more than 10% of the Fund’s Managed Assets will be invested in “real estate” Underlying Funds and SPACs; and (viii) no more than 15% of the Fund’s Managed Assets will be invested in “energy master limited partnership” (“MLP”) Underlying Funds and SPACs. Underlying Funds and SPACs included in the 30% limitation applicable to investments in “global equity” Underlying Funds and SPACs may include Underlying Funds and SPACs that invest a portion of their assets in emerging markets securities. The Fund will also limit its investments in closed-end funds (including BDCs) that have been in operation for less than one year to no more than 10% of the Fund’s Managed Assets. The Fund will not invest in inverse ETFs and leveraged ETFs. The types of Underlying Funds and SPACs referenced in this paragraph will be categorized in accordance with the fund categories established and maintained by Morningstar, Inc. The investment parameters stated above (and elsewhere in this report) apply only at the time of purchase. The Underlying Funds and SPACs in which the Fund invests will not include those that are advised or subadvised by the Adviser or its affiliates.

Annual Report | June 30, 2025	51

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

In selecting closed-end funds, the Adviser opportunistically utilizes a combination of short-term and longer-term trading strategies to seek to derive value from the discount and premium spreads associated with closed-end funds. The Fund benefits if it purchases a closed-end fund at a discount and the discount narrows. In addition, the Fund may purchase closed-end funds at a premium if the Adviser believes the premium will increase. The Adviser employs both a quantitative and qualitative approach in its selection of closed-end funds and has developed proprietary screening models and trading algorithms to trade closed-end funds. The Adviser employs the following trading strategies, among others:

Statistical Analysis (Mean Reversion)

●	Using proprietary quantitative models, the Adviser seeks to identify closed-end funds that are trading at compelling absolute and / or relative discounts (i.e., trading at a market price lower than its net asset value).
●	The Fund will attempt to capitalize on the perceived mispricing if the Adviser believes that the discount widening is irrational and expects the discount to narrow to longer-term mean valuations (i.e., the current discount will approach the price of the longer-term valuation).

Corporate Actions

●	The Adviser will pursue investments in closed-end funds that have announced, or the Adviser believes are likely to announce, certain corporate actions that may drive value for their shareholders.
●	The Adviser has developed trading strategies that focus on closed-end fund tender offers, rights offerings, shareholder distributions, open-endings (i.e., conversion of a closed-end fund to an open-end mutual fund) and liquidations (the disposition of a Fund’s assets).

The Fund will invest in other Underlying Funds and SPACs (that are not closed-end funds) to gain exposure to specific asset classes when the Adviser believes closed-end fund discount or premium spreads are not attractive or to manage overall closed-end fund exposure in the Fund.

An index-based ETF is an investment company that seeks to track the performance of a particular market index. These indices include not only broad-market indices, but more specific indices as well, including those relating to particular sectors, markets, regions and industries. The Adviser selects ETFs based on their ability to offer specific sector and style exposure in a cost and tax efficient manner. The Fund purchases ETF shares on the secondary market. Unlike a fund that allocates its assets among mutual funds based on the perceived ability of the advisers to those mutual funds, the Adviser actively manages the Fund’s portfolio among the Underlying Funds and SPACs based on the Adviser’s research and analysis of the market and the investment merit of the Underlying Funds and SPACs themselves. In evaluating the investment merit of Underlying Funds and SPACs, the Adviser analyzes the asset class, the portfolio manager(s) and the adviser, past performance, recent portfolio holdings and concentration risks.

52	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Under normal circumstances, the Fund intends to maintain long positions in Underlying Funds and SPACs, however, may engage in short sales for investment purposes. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund may benefit from a short position when the shorted security decreases in value. The Fund may also at times establish hedging positions. Hedging positions may include short sales and derivatives, such as options and swaps (“Hedging Positions”). Under normal market conditions, no more than 30% of the Fund’s Managed Assets will be in Hedging Positions. The Fund’s investments in derivatives will be included under the 80% policy noted above so long as the underlying asset of such derivatives is a closed-end fund or Underlying Fund, respectively. The Adviser intends to use Hedging Positions to lower the Fund’s volatility but they may also be used to seek to enhance the Fund’s return. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

The Adviser performs both a quantitative and qualitative analysis, including fundamental and technical analysis to assess the relative risk and reward potential for each SPAC investment. Among other things, the Adviser will evaluate the management team’s strategy, experience, deal flow, and demonstrated track record in building enterprise value. The Adviser will also evaluate the terms of each SPAC offering, including the aggregate amount of the offering, the offering price of the securities, the equity yield to termination, the option value of warrants, the sponsor’s interest in the SPAC, and the expected liquidity of the SPAC’s securities. The Fund will purchase securities of SPACs in their initial public offerings and in the secondary market.

In selecting SPAC investments, the Adviser will also utilize trading strategies and programs to seek to derive value from buying and selling SPAC securities, including units, common shares and warrants. Under normal market conditions, the Fund intends to purchase SPAC securities in an initial public offering and opportunistically buy and sell SPAC securities on the secondary market prior to a SPAC’s initial business combination. The Fund does not intend to hold common shares after a SPAC’s initial business combination has been completed other than common shares obtained temporarily through the conversion of a SPAC’s warrants into common shares. The Fund may redeem common shares of a SPAC in exchange for the Fund’s pro rata portion of the SPAC’s trust account.

The Fund also may invest up to 20% of its Managed Assets in exchange-traded notes (“ETNs”), certain derivatives, such as options and swaps, cash and cash equivalents. Such investments will not be counted towards the Fund’s 80% policy.

The Fund may invest directly in debt securities issued by certain credit-oriented unlisted funds and BDCs (“Private Debt”) identified by the Adviser in its due diligence process. The Adviser believes that investments in Private Debt can provide the Fund with the opportunity to obtain more favorable terms and similar risk profiles to similar publicly traded debt investments available. Private Debt often may be illiquid and is typically not listed on an exchange and traded less actively than similar securities issued by publicly traded-vehicles. For certain Private Debt investments, trading may only be possible through the assistance of the broker who originally brought the security to the market and has a relationship with the issuer. Due to the limited trading market, independent pricing services may be unable to provide a price for Private Debt, and the fair value of the securities may be determined in good faith under procedures approved by the Board, which typically will include the use of one or more independent broker quotes.

Annual Report | June 30, 2025	53

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

In selecting appropriate Private Debt investments for the Fund, the Adviser completes a fundamental and technical analysis of the issuer, with a focus on reducing downside risk. As part of this analysis, the Adviser evaluates the manager’s experience and ability based on historical track record regarding credit performance of previously originated loans and meetings with the management team. In addition, the Adviser reviews the issuer’s investment portfolio, including the issuer’s asset diversification across type and sector, before further evaluating the issuer’s financials to review its capital structure, particularly details of any existing leverage and the maximum leverage permitted on any senior debt of the issuer. Once comfort is reached regarding the issuer’s investment portfolio, manager, and capital structure, the Adviser then evaluates details of the terms of the Private Debt opportunity, beginning with a review to ensure appropriate covenants are contained within to limit the Fund’s downside risk across a range of scenarios (which typically will include a minimum level of subordination requirement.) Following, the Adviser will review and weigh pricing levels on the Private Debt compared to other opportunities in the market to assess relative value and arrive at an investment decision. Opportunities for the Fund to make investments in Private Debt may be limited, especially those which fit the Adviser’s investment criteria.

The Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is typically settled in cash at least monthly. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline plus any applicable fees to the counterparty. The Fund may use its own net asset value (“NAV”) or any other reference asset that the Adviser chooses as the underlying asset in a total return swap. The Fund will limit the notional amount of all total return swaps in the aggregate to 15% of the Fund’s Managed Assets. Using the Fund’s own NAV as the underlying asset in the total return swap serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings. This type of total return swap would provide the Fund with a return based on its NAV. Like any total return swap, the Fund would be subject to counterparty risk and the risk that its own NAV declines in value.

The Fund generally seeks to hold securities for the long term, but may liquidate positions in order to change the Fund’s asset allocation or to generate cash to invest in more attractive opportunities, which may result in a larger portion of any net gains being realized as short-term capital gains. In addition, a negative change in the fundamental or qualitative characteristics of the issuer may cause the Adviser to sell a security. Finally, the Adviser may sell a security when its price approaches, meets or exceeds the Adviser’s target price. For instance, the Adviser may sell shares of a closed-end fund when it is no longer selling at a discount. This may result in a high rate of portfolio turnover.

54	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The Fund’s investment objective is non-fundamental and may be changed by the Board without Common Stockholder approval. Common Stockholders will, however, receive at least 60 days prior notice of any change in this investment objective. The Fund may also change the 80% policy noted above without shareholder approval upon at least 60 days' prior written notice to shareholders.

Use of Leverage

This section has been updated since the prior disclosure date to reflect certain non-material updates and to add disclosure regarding the Pershing Facility (as defined below).

The Fund may borrow money and/or issue preferred stock, notes or debt securities for investment purposes. These practices are known as leveraging. The Fund may utilize leverage to purchase portfolio securities and for portfolio or cash management purposes. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including settlement of securities transactions, which otherwise might require untimely dispositions of the Fund’s portfolio securities. The Fund currently anticipates that if employed, leverage will primarily be obtained through the use of bank borrowings or other similar term loans. The Underlying Funds and SPACs that the Fund invests in may also use leverage. The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”).

On November 25, 2020, the Fund entered into a $65,000,000 credit agreement for margin financing with Pershing LLC, which was amended and restated as of March 20, 2022 (the “Pershing Credit Agreement”). Per the Pershing Credit Agreement, the Fund may borrow at an interest rate of 0.85% plus the Overnight Bank Funding Rate. The Pershing Credit Agreement does not have an expiration date. The Fund did not utilize the Pershing Credit Agreement during the year ended June 30, 2025. There was no outstanding balance on the Credit Agreement as of June 30, 2025.

On March 9, 2023, the Fund entered into an additional credit agreement with BNP Paribas (“BNP Credit Agreement”). The BNP Credit Agreement permits the Fund to borrow funds that are collateralized by assets held at BNP Paribas pursuant to the agreement. Under the terms of the BNP Credit Agreement, the Fund may borrow up to $25,000,000 bearing an interest rate of the Overnight Bank Funding Rate plus a fixed rate determined by the securities pledged as collateral. Any unused portion of the BNP Credit Agreement is subject to a commitment fee of 0.50% of the unused portion of the facility until a utilization of 80% or greater is met.

The Fund did not utilize the Pershing Credit Agreement or the BNP Credit Agreement for the year ended June 30, 2025. There was no outstanding balance on the Pershing Credit Agreement or the BNP Credit Agreement as of June 30, 2025.

The provisions of the 1940 Act further provide that the Fund may borrow or issue notes or debt securities in an amount up to 33 1/3% of its total assets or may issue preferred shares in an amount up to 50% of the Fund’s total assets (including the proceeds from leverage).

Annual Report | June 30, 2025	55

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The Fund may enter into derivatives or other transactions (e.g., total return swaps) that may provide leverage (other than through borrowings or the issuance of preferred shares). The Fund also invests in reverse repurchase agreements, total return swaps and derivatives or other transactions with leverage embedded in them in a limited manner or subject to a limit on leverage risk calculated based on value-at-risk, as required by Rule 18f-4 under the 1940 Act.

However, these transactions will entail additional expenses (e.g., transaction costs) which will be borne by the Fund. These types of transactions have the potential to increase returns to Common Stockholders, but they also involve additional risks. This additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the transactions were not entered into. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. With respect to the asset coverage for preferred stock, under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the preferred stock. If preferred stock is issued, the Fund intends, to the extent possible, to purchase or redeem shares, from time to time, to maintain coverage of any preferred stock of at least 200%. Normally, holders of Common Shares will elect the directors of the Fund except that the holders of any preferred stock will elect two directors. In the event the Fund failed to pay dividends on its preferred stock for two years, holders of preferred stock would be entitled to elect a majority of the directors until the dividends are paid.

Effects of Leverage

Assuming the utilization of leverage through a combination of borrowings under the Pershing Credit Agreement and BNP Credit Agreement and the issuance of Preferred Shares by the Fund in the aggregate amount of approximately 26.68% of the Fund’s Managed Assets as of June 30, 2025, at a weighted average interest rate or payment rate of 6.00% payable on such leverage, the annual return that the Fund’s portfolio (net of expenses) in order to cover its leverage costs would be 1.60%. Of course, these numbers are merely estimates for illustration. Actual interest or payment rates on the leverage utilized by the Fund will vary frequently and may be significantly higher or lower than the rate estimated above.

56	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on Common Shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of Preferred Shares as of June 30, 2025 as a percentage of total Managed Assets (including assets attributable to such leverage), and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately 26.68% of the Fund’s Managed Assets and estimated leverage costs of 6.00%.

Assumed Portfolio Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	-15.82%	-9.00%	-2.18%	4.64%	11.46%

Total return is composed of two elements-the dividends on Common Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser for investment management services is higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets. This may create a conflict of interest between the Adviser, on the one hand, and common shareholders, on the other. Also, because the leverage costs are borne by the Fund at a specified interest rate, only the Fund’s common shareholders bear the cost of the Fund’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Market and Net Asset Value Information

The Fund’s Common Shares are listed on the NYSE under the symbol “RIV.” The Fund’s Common Shares commenced trading on the NYSE in December 2015.

The Fund’s Common Shares have traded both at a premium and a discount to NAV. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of Common Shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

Annual Report | June 30, 2025	57

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The following table shows, for each fiscal quarter since the quarter ended January 31, 2021: (i) high and low NAVs per share of common stock, (ii) the high and low sale prices per share of common stock, as reported in the consolidated transaction reporting system, and (iii) the percentage by which the Common Shares traded at a premium over, or discount from, the high and low NAVs per shares of common stock. The Fund’s NAV per Common Share is determined on a daily basis.

Quarter Ended		Market Price(1)		NAV(2)		Market Premium (Discount) to NAV(3)
		High	Low	Market High	Market Low	Market High	Market Low
2021	October 31	$18.75	$16.71	$17.12	$16.87	9.52%	-0.95%
	July 31	$18.75	$16.75	$17.24	$17.02	8.76%	-1.59%
	April 30	$17.88	$16.71	$17.23	$16.61	3.77%	0.60%
	January 31	$17.07	$13.81	$16.48	$14.53	3.58%	-4.96%
2022	October 31	$15.20	$11.85	$13.82	$12.29	9.99%	-3.58%
	July 31	$15.10	$12.56	$14.06	$13.01	7.40%	-3.46%
	April 30	$16.68	$14.78	$15.87	$15.31	5.10%	-3.46%
	January 31	$17.69	$14.86	$17.09	$15.64	3.51%	-4.99%
2023	October 31	$11.51	$9.67	$12.28	$11.27	-6.27%	-14.20%
	July 31	$11.51	$10.96	$12.32	$12.23	-6.57%	-10.38%
	April 30	$12.50	$10.89	$12.82	$12.24	-2.50%	-11.03%
	January 31	$13.29	$11.74	$12.73	$12.30	4.40%	-4.55%
2024	December 31	$12.95	$11.48	$12.77	$12.22	1.41%	-6.06%
	September 30	$12.92	$11.81	$12.78	$12.32	1.10%	-4.14%
	June 30(4)	$12.32	$11.94	$12.66	$12.34	-2.69%	-3.24%
	April 30	$12.09	$11.26	$12.68	$12.14	-4.65%	-7.25%
	January 31	$11.55	$9.94	$12.51	$11.44	-7.67%	-13.11%
2025	June 30	$12.26	$10.42	$12.51	$11.38	-2.00%	-8.44%
	March 31	$12.49	$11.64	$12.69	$12.15	-1.58%	-4.20%

(1)	Based on high and low closing market price for the respective quarter.
(2)	Based on NAV calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).
(3)	Calculated based on the information presented.
(4)	For the fiscal quarter from May 1, 2024 to June 30, 2024 due to the change in the fiscal year end effective May 15, 2024.

58	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The last reported sale price, NAV per share and percentage discount to NAV per share of the common shares as of June 30, 2025 were $12.26, $12.51 and -2.00%, respectively. As of that same date, the Fund had 21,472,248 common shares outstanding and net assets of the Fund were $268,674,407.

Senior Securities Representing Indebtedness

The following table sets forth certain information regarding the Fund’s senior securities as of the end of the Fund’s prior fiscal years since the Fund’s inception and for the year ended June 30, 2025. Audited information regarding the Fund’s senior securities is incorporated by reference from the Fund’s Form N-CSR. The Fund’s senior securities during this time period are comprised of outstanding indebtedness, which constitutes a “senior security” as defined in the 1940 Act.

Period/Fiscal Year Ended	Senior Securities	Average Amount Outstanding		Asset Coverage		Involuntary Liquidating Preference per Unit	Average Market Value Per Unit (3)
June 30, 2025	Series A Preferred Stock	$97,750,000		$94	(2)	$25.00	$23.45
June 30, 2024(1)	Series A Preferred Stock	$97,750,000		$95	(2)	$25.00	$23.04
July 31, 2023	Series A Preferred Stock	$97,750,000		$93	(2)	$25.00	$23.40
July 31, 2022	Series A Preferred Stock	$97,750,000		$89	(2)	$25.00	$24.41
July 31, 2021	None	$–		$–		$–	$–
July 31, 2020	Credit Facility	$7,500,000	(4)	$19,556	(5)	$–	$–
July 31, 2019	None	$–		$–		$–	$–
July 31, 2018(6)	None	$–		$–		$–	$–
October 31, 2017	None	$–		$–		$–	$–
October 31, 2016(7)	None	$–		$–		$–	$–

(1)	On May 15, 2024, the Board approved changing the fiscal year-end of the Fund from July 31 to June 30.
(2)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Fund's total assets, less all liabilities and indebtedness not represented by the Fund's senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Stock, the asset coverage per share is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a liquidation preference of $25).
(3)	Represents the average of the daily closing market price per share as reported on the NYSE during the respective period.
(4)	Average amount outstanding represents the principal amount owed by the Fund to lenders under credit facility arrangements in place at the time.
(5)	The asset coverage ratio for the credit facility is calculated by subtracting the Fund’s total liabilities (excluding the principal amount of loan payable) from the Fund’s total assets and dividing by the principal amount of the loan payable and then multiplying by $1,000.

(6)	Effective July 16, 2018, the Board approved changing the fiscal year-end of the Fund from October 31 to July 31.
(7)	For the period December 24, 2015, commencement of operations, to October 31, 2016.

Annual Report | June 30, 2025	59

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Risks

Investing in the Fund involves certain risks relating to its structure and investment objective. You should carefully consider these risk factors, together with all of the other information included in this report, before deciding whether to make an investment in the Fund. An investment in the Fund may not be appropriate for all investors, and an investment in the common shares of the Fund should not be considered a complete investment program.

The risks set forth below are not the only risks of the Fund, and the Fund may face other risks that have not yet been identified, which are not currently deemed material or which are not yet predictable. If any of the following risks occur, the Fund’s financial condition and results of operations could be materially adversely affected. In such case, the Fund’s NAV and the trading price of its securities could decline, and you may lose all or part of your investment.

Certain risk factors included below have been updated since the prior disclosure date to reflect certain non-material updates.

Structural Risks:

Not a Complete Investment Program

The Fund is intended for investors seeking capital appreciation and current income over the long-term, and is not intended to be a short-term trading vehicle. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each investor should take into account the Fund’s investment objective and other characteristics as well as the investor’s other investments when considering an investment in the Common Shares. An investment in the Fund may not be appropriate for all investors.

Risks Associated with Offerings of Additional Common Shares

The voting power of current Common Stockholders will be diluted to the extent that current Common Stockholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV pursuant to the consent of Common Stockholders, shareholders will experience a dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund’s then-current NAV per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current NAV per Common Share, shareholders would experience a dilution of the aggregate NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering.

60	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Additional Risks of Rights

There are additional risks associated with an offering of subscription rights to purchase Common Shares (“Rights”). Shareholders who do not exercise their Rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of such an offering, a shareholder may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. If the subscription price per share is below the NAV per share of the Fund’s Common Shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate NAV of such shareholder’s Common Shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the NAV per share of such shareholder’s Common Shares whether or not the shareholder participates in such an offering. Such a reduction in NAV per share may have the effect of reducing market price of the Common Share. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s Rights because the Fund does not know what the NAV per share will be when the offer expires or what proportion of the Rights will be exercised. If the subscription price is substantially less than the then current NAV per Common Share at the expiration of a rights offering, such dilution could be substantial. Any such dilution or accretion will depend upon whether (i) such shareholders participate in the rights offering and (ii) the Fund’s NAV per Common Share is above or below the subscription price on the expiration date of the rights offering. In addition to the economic dilution described above, if a Common Stockholder does not exercise all of their rights, the Common Stockholders will incur voting dilution as a result of this rights offering. This voting dilution will occur because the Common Stockholders will own a smaller proportionate interest in the Fund after the rights offering than prior to the rights offering. There is a risk that changes in market conditions may result in the underlying Common Shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. If investors exercise only a portion of the rights, the number of Common Shares issued may be reduced, and the Common Shares may trade at less favorable prices than larger offerings for similar securities. Subscription rights issued by the Fund may be transferable or non-transferable rights. In a non-transferable rights offering, Common Stockholders who do not wish to exercise their rights will be unable to sell their rights. In a transferrable rights offering, the Fund will use its best efforts to ensure an adequate trading market for the rights; however, investors may find that there is no market to sell rights they do not wish to exercise.

Leverage Risks

The Fund may borrow money, or issue debt or preferred stock. Since the holders of Common Shares pay all expenses related to the issuance of debt or use of leverage, the use of leverage through borrowing of money, issuance of debt securities or the issuance of preferred stock for investment purposes creates risks for the holders of Common Shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The Fund will also have to pay interest on its borrowings or dividends on preferred stock, if any, which may reduce the Fund’s return. The leverage costs may be greater than the Fund’s return on the underlying investment. The Fund’s leveraging strategy may not be successful.

Annual Report | June 30, 2025	61

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

If the Fund utilizes leverage in the form of borrowing, it anticipates that the money borrowed for investment purposes will incur interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the holders of Common Shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of Common Shares.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Stockholders, including:

●	the likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;
●	the risk that fluctuations in interest rates on borrowings or on short-term debt or in the interest or dividend rates on any debt securities or preferred shares that the Fund must pay will reduce the return to the Common Stockholders;
●	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;
●	when the Fund uses financial leverage, the investment management fees payable to the Adviser will be higher than if the Fund did not use leverage. This may create a conflict of interest between the Adviser, on the one hand, and the holders of Common Shares, on the other; and
●	leverage may increase operating costs, which may reduce total return.

The use of leverage may require the Fund to segregate assets to cover its obligations (or, if the Fund borrows money or issues preferred shares, to maintain asset coverage in conformity with the requirements of the 1940 Act). While the segregated assets will be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies if the Fund were to utilize leverage.

Leverage risk would also apply to the Fund’s investments in Underlying Funds and SPACs to the extent an Underlying Fund or SPAC uses leverage.

62	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Market Discount

The stock of closed-end management investment companies often trade at a discount from their NAV, and the Fund’s Common Shares may likewise trade at a discount from NAV. The trading price of the Fund’s Common Shares may be less than the NAV. The returns earned by Common Stockholders who sell their Common Shares below NAV will be reduced. The Fund’s Common Shares are currently sold at a premium to NAV. This risk would also apply to the Fund’s investments in closed-end funds.

Anti-Takeover Provisions

Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. This risk would also apply to many of the Fund’s investments in closed-end funds.

Investment-Related Risks:

With the exception of Underlying Fund risk (and except as otherwise noted below), the following risks apply to the direct investments the Fund may make, and generally apply to the Fund’s investments in Underlying Funds and SPACs. That said, each risk described below may not apply to each Underlying Fund or SPAC investment. Similarly, an Underlying Fund may be subject to additional or different risks than those described below.

Underlying Fund Risks

The Fund will invest in Underlying Funds such as other closed-end funds and ETFs. The expenses of the Fund will generally be higher than the direct expenses of other fund shares. The Fund will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund may also incur brokerage costs when it purchases shares of Underlying Funds. Furthermore, investments in Underlying Funds could affect the timing, amount and character of distributions to Common Stockholders and therefore may increase the amount of taxes payable by investors in the Fund. The value of your investment in the Fund will go up and down with the prices of Underlying Fund shares (and other securities) in which the Fund invests. Similarly, the value of the Fund’s investments in Underlying Funds will go up and down with the prices of the securities in which the Underlying Funds invest.

There is also the risk that the Fund may suffer losses due to the investment practices or operations of the Underlying Funds. To the extent that the Fund invests in one or more Underlying Funds that concentrate in a particular industry, the Fund would be vulnerable to factors affecting that industry and the concentrating Underlying Funds’ performance, and that of the Fund, may be more volatile than Underlying Funds that do not concentrate.

Annual Report | June 30, 2025	63

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

As the Fund will invest at least 80% of its Managed Assets in Underlying Funds, the Fund’s performance will depend to a greater extent on the overall performance of closed-end funds, ETFs, BDCs and SPACs generally, in addition to the performance of the specific Underlying Funds (and other assets) in which the Fund invests. The use of leverage by Underlying Funds magnifies gains and losses on amounts invested and increases the risks associated with investing in Underlying Funds. Further, the Underlying Funds are not subject to the Fund’s investment policies and restrictions. The Fund generally receives information regarding the portfolio holdings of Underlying Funds only when that information is made available to the public. The Fund cannot dictate how the Underlying Funds invest their assets. The Underlying Funds may invest their assets in securities and other instruments, and may use investment techniques and strategies, that are not described in this disclosure. Common Stockholders will bear two layers of fees and expenses with respect to the Fund’s investments in Underlying Funds because each of the Fund and the Underlying Fund will charge fees and incur separate expenses. In addition, subject to applicable 1940 Act limitations, the Underlying Funds themselves may purchase securities issued by registered and unregistered funds (e.g., common stock, preferred stock, auction rate preferred stock), and those investments would be subject to the risks associated with Underlying Funds and unregistered funds (including a third layer of fees and expenses, i.e., the Underlying Fund will indirectly bear fees and expenses charged by the funds in which the Underlying Fund invests, in addition to the Underlying Fund’s own fees and expenses). An Underlying Fund with positive performance may indirectly receive a performance fee from the Fund, even when the Fund’s overall returns are negative. Additionally, the Fund’s investment in an Underlying Fund may result in the Fund’s receipt of cash in excess of the Underlying Fund’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV and closed-end funds may not be able to outperform their benchmarks. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the Fund’s NAV. The Fund’s investment in the Common Shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

The Fund may invest in BDCs. BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

64	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The 1940 Act imposes certain constraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies in which a BDC may invest and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. With respect to investments in debt instruments, there is a risk that the issuers of such instruments may default on their payments or declare bankruptcy. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. These investments are commonly referred to as “junk bonds” and have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. Although lower grade securities are potentially higher yielding, they are also characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities. Certain BDCs may also be difficult to value since many of the assets of BDCs do not have readily ascertainable market values.

Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage ratio of total assets to total senior securities equals at least 200% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.

Index-based ETFs (and other index funds) in which the Fund may invest may not be able to replicate exactly the performance of the indices they track or benchmark because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. While the creation/redemption feature is designed to make it likely that ETF shares normally will trade close to their NAVs, market prices are not expected to correlate exactly to the shares’ NAVs due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for an ETF’s shares (including through a trading halt) may result in market prices that differ significantly from its NAV or to the intraday value of the ETF’s holdings. An active trading market for shares of an ETF may not develop or be maintained. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day.

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. During such times, the ETF’s shares may trade at a wider than normal discount or premium and may possibly face trading halts. Additionally, the underlying securities of an ETF may be traded outside of a collateralized settlement system, such as the National Securities Clearing Corporation, a clearing agency that is registered with the SEC. There are a limited number of financial institutions that may act as authorized participants that pose collateral for certain trades on an agency basis. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Additionally, in stressed market conditions, the market for ETF shares may become less liquid in response to deteriorating liquidity in the markets for such ETF’s underlying portfolio holdings, and this may cause the shares of the ETF to trade at a wider than normal discount or premium. Furthermore, purchases and redemptions of creation units primarily in cash rather than in-kind may cause an ETF to incur certain costs, such as brokerage costs, taxable gains or other losses that it may not have incurred with an in-kind purchase or redemption. These costs may be borne by the ETF and decrease the ETF’s NAV to the extent they are not offset by a transaction fee payable by an authorized participant.

Annual Report | June 30, 2025	65

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

In addition, index-based ETFs (and other index funds) will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by these investments may, from time to time, temporarily be unavailable, which may further impede the ability of the index-based ETFs and other index funds to track their applicable indices. Underlying Funds may not be able to match or outperform their respective benchmarks. With sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. The Fund may also invest in actively managed ETFs that are subject to management risk as the ETF’s investment adviser will apply certain investment techniques and risk analyses in making investment decisions. There can be no guarantee that these will produce the desired results.

Certain of the Underlying Funds in which the Fund will invest may be taxed as regulated investment companies under Subchapter M of the Code. To qualify and remain eligible for the special tax treatment accorded to regulated investment companies and their shareholders, such Underlying Funds must meet certain source-of-income, asset diversification and annual distribution requirements. If an Underlying Fund in which the Fund invests fails to qualify as a regulated investment company, such Underlying Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by an Underlying Fund could substantially reduce the Underlying Fund’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment.

The Fund’s investments in Underlying Funds may be restricted by certain provisions of the 1940 Act. Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. Under Section 12(d)(1)(C) of the 1940 Act, the Fund, together with any other investment companies for which the Adviser acts as an investment adviser, may not, in the aggregate, own more than 10% of the total outstanding voting stock of a registered closed-end investment company. Section 12(d)(1)(F) of the 1940 Act provides that the limitations of Section 12(d)(1) described above shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges. In addition, Rule 12d1-4 permits the Fund to invest in Underlying Funds beyond the limitations of Section 12(d)(1) described above, subject to various conditions, including that the Fund enter into an investment agreement with the Underlying Fund (which agreements may impose additional conditions on the Fund). In matters upon which the Fund is solicited to vote as a shareholder of an Underlying Fund, the Adviser may be required to vote Underlying Fund shares in the same proportion as shares held by other shareholders of the Underlying Fund.

66	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Fixed Income Securities Risks

The Underlying Funds and the Fund may invest in fixed income securities. Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of an Underlying Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk bonds.” If a U.S. Government agency or instrumentality in which an Underlying Fund invests defaults, and the U.S. Government does not stand behind the obligation, the Underlying Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities are neither issued nor guaranteed by the U.S. Government. The Underlying Funds may invest in fixed income securities of any credit quality, maturity or duration. Fixed income securities risks include components of the following additional risks:

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to a fund. The Underlying Funds may invest in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher-grade securities.

High Yield Securities Risk. The Underlying Funds may invest in high yield securities, also known as “junk bonds.” High yield securities provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of a fund to sell high yield securities at the price at which it is being valued for purposes of calculating NAV.

U.S. Government Securities Risk. The Underlying Funds may invest in U.S. Government securities. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. Government securities owned by an Underlying Fund does not imply that the Underlying Fund’s shares are guaranteed or that the price of the Underlying Fund’s shares will not fluctuate. In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. Government. If a U.S. Government agency or instrumentality in which an Underlying Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s NAV could fall.

Annual Report | June 30, 2025	67

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Interest Rate Risk. An Underlying Fund’s NAV and total return will vary in response to changes in interest rates. If rates increase, the value of an Underlying Fund’s investments generally will decline, as will the Underlying Fund’s NAV. In typical interest rate environments, the prices of longer-term fixed income securities generally fluctuate more than the prices of shorter-term fixed income securities as interest rates change.

Interest rates in the United States and many other countries have risen in recent periods and may rise in the future. Because longer-term inflationary pressure may result from the U.S. government’s fiscal policies, an Underlying Fund may experience rising interest rates, rather than falling rates, over its investment horizon. To the extent an Underlying Fund borrows money to finance its investments, the Underlying Fund’s performance will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. In periods of rising interest rates, the Underlying Fund’s cost of funds could increase. Adverse developments resulting from changes in interest rates could have a material adverse effect on the Underlying Fund’s financial condition and results.

In addition, a decline in the prices of the debt an Underlying Fund owns could adversely affect the Underlying Fund’s NAV. Changes in market interest rates could also affect the ability of operating companies in which the Underlying Fund invests to service debt, which could materially impact the Underlying Fund.

Sovereign Obligation Risk. The Underlying Funds may invest in sovereign (i.e., foreign government) debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. See also “Foreign Investing Risks” below.

Equity Securities Risks

While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of an issuer’s equity securities held by an Underlying Fund. Equity security prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. The value of a particular equity security may fall in value. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity. The value of an Underlying Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Underlying Fund. Common stocks are subordinate to preferred stocks and debt in a company’s capital structure, and if a company is liquidated, the claims of secured and unsecured creditors and owners of preferred stocks take precedence over the claims of those who own Common Shares. In addition, equity security prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

68	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Asset Allocation Risks

To the extent that the Adviser’s asset allocation strategy may fail to produce the intended result, the Fund’s return may suffer. Additionally, the active asset allocation style of the Fund leads to changing allocations over time and represents a risk to investors who target fixed asset allocations.

Investment and Market Risks

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the Underlying Funds owned by the Fund. The value of the Underlying Funds, like other market investments, may move up or down, sometimes rapidly and unpredictably. Overall stock market risks may also affect the NAV of the Fund or the Underlying Funds. Factors such as domestic and foreign economic growth and market conditions, interest rate levels and political events affect the securities markets. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Special Purpose Acquisition Companies Risks

The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective.

The officers and directors of a SPAC may operate multiple SPACs and could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment.

Annual Report | June 30, 2025	69

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Convertible Securities Risks

The market value of convertible securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Convertible securities tend to be of lower credit quality.

Defensive Measures

The Fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a defensive measure in response to adverse market conditions or opportunistically at the discretion of the Adviser. During these periods or during periods when an Underlying Fund invests defensively, the Fund may not be pursuing its investment objective.

Derivatives Risks

The Fund and the Underlying Funds may enter into derivatives transactions. Derivative transactions involve investment techniques and risks different from those associated with investments in Underlying Funds. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of a fund. A fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or can suddenly become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives. When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses. Certain derivatives transactions may give rise to a form of leverage. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s portfolio securities. Further, using derivatives may include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

70	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Defaulted and Distressed Securities Risks

The Underlying Funds may invest directly in defaulted and distressed securities. Legal difficulties and negotiations with creditors and other claimants are common when dealing with defaulted or distressed companies. Defaulted or distressed companies may be insolvent or in bankruptcy. In the event of a default, an Underlying Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Because of the relative illiquidity of defaulted or distressed debt and equity securities, short sales are difficult, and most Underlying Funds primarily maintain long positions. Some relative value trades are possible, where an investor sells short one class of a defaulted or distressed company’s capital structure and purchases another. With distressed investing, often there is a time lag between when an Underlying Fund makes an investment and when the Underlying Fund realizes the value of the investment. In addition, an Underlying Fund may incur legal and other monitoring costs in protecting the value of the Underlying Fund’s claims.

Exchange-Traded Note Risks

The Fund and the Underlying Funds may invest in exchange-traded notes (“ETNs”), which are notes representing unsecured debt issued by an underwriting bank. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. ETNs typically mature 30 years from the date of issue. The issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When a fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption.

There may be restrictions on a fund’s right to liquidate its investment in an ETN prior to maturity (for example, a fund may only be able to offer its ETN for repurchase by the issuer on a weekly basis), since ETNs are meant to be held until maturity. A fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Foreign Investing Risks

The Fund and the Underlying Funds may invest in foreign securities. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; social, political and economic instability; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s or Underlying Fund’s securities. These risks may be heightened in connection with investments in emerging or developing countries. To the extent that a Fund or Underlying Fund invests in depositary receipts, the Fund or Underlying Fund will be subject to many of the same risks as when investing directly in foreign securities. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate, and some national economies continue to show profound instability, which may in turn affect their international trading partners.

Annual Report | June 30, 2025	71

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Illiquid Securities Risks

The Underlying Funds may invest in illiquid securities. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within the time period deemed desirable by a fund. Illiquid securities also may be difficult to value.

Initial Public Offerings Risks

The Fund and the Underlying Funds may purchase securities in IPOs. Because securities sold in an IPO frequently are volatile in price, the Fund or an Underlying Fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund’s portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. By selling shares, a fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because the shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio.

The Fund’s IPO investments may be in IPOs of Underlying Funds. There is a significant risk that the shares of closed-end funds purchased in an IPO will trade at a price below their IPO price.

Legislation, Policy and Regulatory Risks

At any time after the date of this annual report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Recent changes in the U.S. political landscape and changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund or an Underlying Fund invests. Legislation or regulation may also change the way in which the Fund or an Underlying Fund is regulated. New or amended regulations may be imposed by the Commodity Futures Trading Commission (“CFTC”), the SEC, the Board of Governors of the Federal Reserve System or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund or the Underlying Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective. The Fund and the Underlying Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self regulatory organizations.

72	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Management Risks

The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results. Similarly, the Fund’s investments in Underlying Funds are subject to the judgment of the Underlying Funds’ managers which may prove to be incorrect. In addition, the Adviser will have limited information as to the portfolio holdings of the Underlying Funds at any given time. This may result in the Adviser having less ability to respond to changing market conditions. The Fund may allocate its assets so as to under-emphasize or over-emphasize ETFs or other investments under the wrong market conditions, in which case the Fund’s NAV may be adversely affected.

Market Events Risks. The Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, financial institution instability, trade disruption, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. government securities markets and ultimately the Fund. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

The COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect the Fund’s performance.

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund may not recover such excess, uninsured amounts.

Annual Report | June 30, 2025	73

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Recently, the United States has enacted or proposed to enact significant new tariffs, and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global trade, in particular, trade between the impacted nations and the U.S.; global financial markets’ stability; and global economic conditions. These events could, in turn, adversely affect the Fund’s performance.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

Additionally, climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State's or municipality's infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State's or municipality's financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

These losses could adversely affect the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of municipal securities. Since property and security values are driven largely by buyers' perceptions, it is difficult to know the time period over which these market effects might unfold.

Master Limited Partnerships Risks

The Underlying Funds may invest in MLPs. Investments in publicly traded MLPs, which are limited partnerships or limited liability companies taxable as partnerships, involve some risks that differ from an investment in the common stock of a corporation, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, an Underlying Fund generally purchases publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. As compared to common stockholders of a corporation, holders of MLP common units have more limited control and limited rights to vote on matters affecting the partnership.

74	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. MLP common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. An Underlying Fund may purchase MLP common units in market transactions. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to elect directors. In the event of liquidation, MLP common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs may be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price. As a result, these investments may be difficult to dispose of at a fair price at the times when an Underlying Fund believes it is desirable to do so. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns, which may adversely impact the overall performance of the Fund or an Underlying Fund.

Annual Report | June 30, 2025	75

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that those operating companies may lack or have limited operating histories. The success an Underlying Fund’s investments in an MLP will vary depending on the underlying industry represented by the MLP’s portfolio. Certain MLPs in which an Underlying Fund may invest depend upon their parent or sponsor entities for the majority of their revenues.

Certain MLPs in which an Underlying Fund may invest depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which an Underlying Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of those customers or suppliers could have a material adverse effect on an MLP’s results of operations and cash flow, and on its ability to make distributions to unit holders such as an Underlying Fund.

The benefit an Underlying Fund will derive from its investment in MLPs will be largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP generally has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by an Underlying Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to an Underlying Fund, likely causing a reduction in the value of the Common Shares. Additionally, if the Fund retains an investment in an MLP until the Fund’s basis in the MLP interest is reduced to zero, subsequent distributions from the MLP will be taxable at ordinary income rates.

Micro-, Small- and Medium-Sized Company Risks

The Underlying Funds may invest in securities without regard to market capitalization. Investments in securities of micro-, small-and medium-sized companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are typically more subject to changes in earnings and future earnings prospects. Small- and medium-sized companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, these companies often have limited product lines, services, markets or financial resources, or are dependent on a small management group. Since these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, small- and medium-sized companies’ performance can be more volatile and the companies face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. The risks are intensified for investments in micro-cap companies.

76	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Options and Futures Risks

The Fund and the Underlying Funds may invest in options and futures contracts. The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund or an Underlying Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s or Underlying Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund or an Underlying Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s or an Underlying Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund or an Underlying Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund or an Underlying Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund or Underlying Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund or an Underlying Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s or an Underlying Fund’s NAV to be subject to more frequent and wider fluctuation than would be the case if the Fund or Underlying Fund did not invest in options.

Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund or an Underlying Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. Such options may also be illiquid, and in such cases, the Fund or an Underlying Fund may have difficulty closing out its position. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund or an Underlying Fund may be unable to liquidate an over-the-counter option position.

The Fund may purchase put options. An Underlying Fund may purchase and sell call and put options with respect to specific securities, and may write and sell covered or uncovered call and put options. A call option gives the purchaser of the call option, in return for a premium paid, the right to buy the security underlying the option from the writer of the call option at a specified exercise price within a specified time frame. A put option gives the purchaser of the put option, in return for a premium paid, the right to sell the underlying security to the writer of the put option at a specified price within a specified time frame. A covered call option is a call option with respect to an underlying security that a fund owns. A covered put option is a put option with respect to which a fund has segregated cash or liquid securities to fulfill the obligation of the option. The purchaser of a put or call option runs the risk of losing the purchaser’s entire investment, paid as the premium, in a relatively short period of time if the option is not sold at a gain or cannot be exercised at a gain prior to expiration. In selling put options, there is a risk that the Underlying Fund may be required to buy the underlying security at a disadvantageous price above the market price. The un-covered writer of a call option is subject to a risk of loss if the price of the underlying security should increase, and the un-covered writer of a put option is subject to a risk of loss if the price of the underlying security should decrease.

Annual Report | June 30, 2025	77

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

The Fund may invest a significant portion of its total assets in Underlying Funds that write covered call options. To the extent that an Underlying Fund writes a covered call option, it forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the writer of the option, the Underlying Fund bears the market risk of an unfavorable change in the price of the security underlying a written option. As an Underlying Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of NAV erosion increases. To the extent an Underlying Fund experiences NAV erosion (which itself may have an indirect negative effect on the market price of interests in the Underlying Fund), the Underlying Fund will have a reduced asset base over which to write covered calls, which may eventually lead to reduced distributions to shareholders such as the Fund. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

To the extent that an Underlying Fund engages in selling options that trade in over-the-counter markets, the Underlying Fund may be subject to additional risks. Participants in these markets are typically not subject to the same credit evaluation and regulatory oversight as members of “exchange based” markets. By engaging in option transactions in these markets, an Underlying Fund may take credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which may subject an Underlying Fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement.

The Fund or an Underlying Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside of the United States. Foreign markets may offer advantages, including trading opportunities or arbitrage possibilities, not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets, so that no common clearing facility exists and an investor may look only to the broker or counterparty for the performance of the contract. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

78	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

There can be no assurance that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day of a price beyond that limit or trading may be suspended for specified periods during the trading day.

The Fund or an Underlying Fund may purchase and sell single stock futures, stock index futures contracts, interest rate futures contracts, currency futures and other commodity futures. A stock index future obligates a fund to pay or receive an amount of cash based upon the value of a stock index at a specified date in the future. An interest rate futures contract obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specified price. A currency futures contract obligates a fund to purchase or sell an amount of a specific currency at a future date at a future price.

If the Fund or an Underlying Fund purchases an option and the price of the underlying stock fails to move in the expected direction, the Fund or Underlying Fund will lose most or all of the amount the fund paid for the option, plus commission costs. If an Underlying Fund writes (“sells”) an option and the price of the underlying stock fails to move in the expected direction, the Underlying Fund’s losses could easily exceed the proceeds it received when it wrote the options.

Private Debt Risk

The Fund may invest in debt issued by non-listed funds and BDCs (“Private Debt”). Private Debt often may be illiquid and is typically not listed on an exchange and traded less actively than similar securities issued by publicly traded-vehicles. For certain Private Debt investments, trading may only be possible through the assistance of the broker who originally brought the security to the market and has a relationship with the issuer. Due to the limited trading market, independent pricing services may be unable to provide a price for Private Debt, and as such the fair value of the securities may be determined in good faith under procedures approved by the Board, which typically will include the use of one or more independent broker quotes.

Real Estate Investment Trust (“REIT”) Risks

The Underlying Funds may invest in equity and mortgage REITs. Equity REITs invest in real estate, and mortgage REITs invest in loans secured by real estate. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemption from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. By investing in REITs directly or indirectly through the Underlying Funds, the Fund will indirectly bear its proportionate share of the expenses of the REITs. The expenses at the REIT level are not included in the Fund’s expense table as acquired fund fees and expenses.

Annual Report | June 30, 2025	79

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Securities Lending Risks

The Underlying Funds may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when an Underlying Fund’s loans are concentrated with a single or limited number of borrowers. In addition, an Underlying Fund bears the risk of loss in connection with the investments of the cash collateral it receives from the borrower. To the extent that the value or return of an Underlying Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Underlying Fund may incur losses that exceed the amount it earned in lending the security.

Securities Risks

The value of the Fund or an Underlying Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Senior Loan Risks

The Underlying Funds may invest in senior secured floating rate and fixed-rate loans (“Senior Loans”). There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that an Underlying Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s NAV of the Common Shares.

The Underlying Funds may acquire or hold Senior Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans issued to highly leveraged borrowers or borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations, including Senior Loans, that are rated below investment grade. An Underlying Fund may invest a substantial portion of its assets in Senior Loans that are rated below investment grade or that are unrated at the time of purchase but are deemed by the Underlying Fund’s adviser’s to be of comparable quality. The values of Senior Loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the lenders ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. There is no assurance that an Underlying Fund will be able to recover any amount on Senior Loans of such borrowers or that sale of the collateral granted in connection with Senior Loans would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the bankruptcy court may not give lenders the full benefit of their senior position in the capital structure of the borrower.

80	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Short Sale Risks

The Fund and Underlying Funds may sell securities short. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs (such as interest and dividends), directly or indirectly through the investments in Underlying Funds, and may result in higher taxes, which reduce the Fund’s return.

If a security sold short increases in price, a fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. With respect to a fund’s short positions, the Fund must borrow those securities to make delivery to the buyer. A fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. As a result, a fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, a fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A fund must normally repay to the lender an amount equal to any dividends or interest earned while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a fund is unable to borrow the same security for delivery. In that case, a fund would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the costs of purchasing the security.

Until a fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, a fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover its short sale obligations. This may limit a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Annual Report | June 30, 2025	81

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

In addition, until a fund replaces a borrowed instrument, a fund may also be required to maintain short sale proceeds with the lending broker as collateral. Moreover, a fund will be required to make margin payments to the lender during the term of the borrowing if the value of the security it borrowed (and sold short) increases. Thus, short sales involve credit exposure to the broker that executes the short sales. In the event of the bankruptcy or other similar insolvency with respect to a broker with whom a fund has an open short position, a fund may be unable to recover, or be delayed in recovering, any margin or other collateral held with or for the lending broker.

Because a fund’s loss on a short sale arises from increases in the value of the security sold short, the loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, which would exacerbate the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which a fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, a fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

By investing the proceeds received from selling securities short, the Fund is using a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund’s leveraging strategy will be successful. The Fund also cannot guarantee that the use of leverage will produce a higher return on an investment.

SOFR Risk

The Secured Overnight Financing Rate (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repodata collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from London Interbank Offered Rate (“LIBOR”). As a result of benchmark reforms, publication of all LIBOR settings ceased as of June 30, 2023 and all synthetic U.S. dollar LIBOR settings were discontinued at the end of September 2024.. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

82	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Structured Notes Risks

The Underlying Funds may invest in structured notes. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, because the performance of structured notes tracks the performance of the underlying debt obligation, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. To the extent that an Underlying Fund invests in structured notes, the Underlying Fund may be more volatile than other funds that do not invest in structured notes. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If an Underlying Fund sells the structured notes prior to maturity, it may suffer a loss of principal. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, a fund would receive shares of stock at a depressed price. To the extent that a structured note is not principal-protected through an insurance feature, the note’s principal will not be protected. In the case of a decrease in the value of the underlying asset, an Underlying Fund would receive shares at a value less than the original amount invested; while an increase in the value of an underlying asset will not increase the return on the note.

Swap Risks

The Fund and the Underlying Funds may enter into interest rate, index, total return and currency swap agreements. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on an agreed-upon underlying asset or investment over the term of the swap. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser or an Underlying Fund’s investment adviser is incorrect in its forecasts of default risks, market spreads, liquidity or other applicable factors or events, the investment performance of the Fund or Underlying Fund would diminish compared with what it would have been if these techniques were not used. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

There are risks in the use of swaps. Swaps could result in losses if interest or foreign currency exchange rates or credit quality changes are not correctly anticipated. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Total return swaps involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. To the extent the Fund or an Underlying Fund enters into a total return swap on equity securities, the Fund or the Underlying Fund will receive the positive performance of a notional amount of such securities underlying the total return swap. In exchange, the Fund or the Underlying Fund will be obligated to pay the negative performance of such notional amount of securities. Therefore, the Fund or the Underlying Fund assumes the risk of a substantial decrease in the market value of the equity securities. The use of swaps may not always be successful; using them could lower fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the fund’s investment at a reasonable price, which could turn an expected gain into a loss.

Annual Report | June 30, 2025	83

RiverNorth Opportunities Fund, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2025 (Unaudited)

Currently, certain categories of interest rate swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally expected to be lower than for uncleared over-the-counter derivative transactions as each party to a transaction looks only to the central clearing house for performance of obligations under the transaction. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the fund or that the fund’s use of swaps will be advantageous.

Warrant Risks

The Fund and the Underlying Funds may invest in warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Portfolio Manager Information

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers or background.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

84	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Directors and Officers	June 30, 2025 (Unaudited)

The following table provides information regarding each Director who is not an “interested person” of the Fund, as defined in the 1940 Act.

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
John K. Carter (1961)	Director	Current term expires in 2027. Has served since 2013.	Founder, Special Counsel, Law Office of Osprey Law Firm P.A. (formerly known as the Law Office of John K. Carter P.A.) (a general practice and corporate law firm) (2015 to present).	11	Carillon Mutual Funds (15 funds) (2016 to present).
J. Wayne Hutchens (1944)	Director	Current term expires in 2025. Has served since 2013.	Currently retired; Trustee of the Denver Museum of Nature and Science (2000 to 2020); Director of AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to 2020).	11	ALPS Series Trust (11 funds) (2012 to present).
Lisa B. Mougin (1972)	Director	Current term expires in 2027. Has served since 2022.	Chief Investment Officer of Capital Sisters International (a non-profit) (2023 to present); President & Chief Operating Officer at Positivly and Louise, each a TIFIN Company (a fintech software company) (2020 to 2022).	8	N/A

Annual Report | June 30, 2025	85

RiverNorth Opportunities Fund, Inc.

Directors and Officers	June 30, 2025 (Unaudited)

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
David M. Swanson (1957)	Director	Current term expires in 2025. Has served since 2013.	Founder & Managing Partner, SwanDog Strategic Marketing (2006 to present).	11	Managed Portfolio Series (31 funds) (2011 to present); ALPS Variable Investment Trust (7 funds) (2006 to 2025).

[1]	The mailing address of each Director is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.
[2]	For all Directors other than Ms. Mougin, the Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc. For Ms. Mougin, the Fund Complex consists of the RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.

86	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Directors and Officers	June 30, 2025 (Unaudited)

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Patrick W. Galley[3] (1975)	Interested Director, Chairman and President	Current term expires in 2026. Has served as Director since 2013, and as Chairman and President since 2022.	Chief Executive Officer, RiverNorth Capital Management, LLC (2020 to present); Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	11	N/A
Jerry R. Raio (1964)[4]	Interested Director	Current term expires in 2026. Has served since 2019.	Partner, Compoundr LLC (since 2025); President, Arbor Lane Advisors, Inc. (Since 2018); ClickIPO, Head of Capital Markets (2018-2019). Advisory Board Member of each of FLX Distribution, (2020 to present); Quantify Crypto (2021 to present); ETF Action (2022 to present); Qudos Technologies (2019 to 2022).	11	N/A

Annual Report | June 30, 2025	87

RiverNorth Opportunities Fund, Inc.

Directors and Officers	June 30, 2025 (Unaudited)

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Jonathan M. Mohrhardt (1974)	Treasurer and Chief Financial Officer	Indefinite. Has served since 2022.	President, RiverNorth Capital Management, LLC (2020 to present); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present).	N/A	N/A
Marcus L. Collins (1968)	Chief Compliance Officer; Secretary	Indefinite. Has served since 2022.	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

[1]	The mailing address of each Director and officer, unless otherwise noted, is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.
[2]	For all Directors other than Ms. Mougin, the Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc. For Ms. Mougin, the Fund Complex consists of the RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Capital and Income Fund, Inc.
[3]	Patrick W. Galley is considered an “Interested” Director as defined in the 1940 Act, because he is an officer of the Fund and Chief Executive Officer and Chief Investment Officer of the Adviser.
[4]	Jerry Raio is considered an “Interested” Director as defined in the 1940 Act, because of his current position as an advisory board member of FLX Distribution, which the Adviser is an investor in and Mr. Galley is a Director of.

The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling (toll-free) 1-888-848-7569.

88	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Additional Information	June 30, 2025 (Unaudited)

PROXY VOTING GUIDELINES

A description of the Fund’s proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-(844)-569-4750, (2) on the Fund’s website located at http://www.rivernorthcef.com, or (3) from Form N-PX filed by the Fund with the U.S. Securities and Exchange Commission ("SEC") on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-(844)-569-4750 and on the SEC’s website at http://www.sec.gov.

UNAUDITED TAX INFORMATION

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2024, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Opportunities Fund	7.79%	5.49%

In early 2025, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2024 via Form 1099. The Fund will notify shareholders in early 2026 of amounts paid to them by the Fund, if any, during the calendar year 2025.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $4,715,681 as long term capital gain dividends.

Annual Report | June 30, 2025	89

RiverNorth Opportunities Fund, Inc.

Data Privacy Policies and Procedures

FACTS	WHAT DOES RIVERNORTH OPPORTUNITIES FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons RiverNorth Opportunities Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES RIVERNORTH OPPORTUNITIES INCOME FUND SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

QUESTIONS?	Call 1-(844)-569-4750

90	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.

Data Privacy Policies and Procedures

WHO WE ARE
Who is providing this notice?	RiverNorth Opportunities Fund
WHAT WE DO
How does RiverNorth Opportunities Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does RiverNorth Opportunities Fund collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make deposits or withdrawals from your account

● Make a wire transfer

● Tell us where to send the money

● Tells us who receives the money

● Show your government-issued ID

● Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● RiverNorth Opportunities Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● RiverNorth Opportunities Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● RiverNorth Opportunities Fund does not jointly market.

Annual Report | June 30, 2025	91

Board of Directors

Patrick W. Galley, CFA, Chairman

John K. Carter

J. Wayne Hutchens

David M. Swanson

Jerry R. Raio

Lisa B. Mougin

Investment Adviser

RiverNorth Capital Management, LLC

Fund Administrator

ALPS Fund Services, Inc.

Transfer Agent and

Dividend Disbursing Agent

DST Systems, Inc.

Custodian

State Street Bank and Trust Company

Independent Registered

Public Accounting Firm

Cohen & Company, Ltd.

RiverNorth Capital Management, LLC

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Distributors, Inc., a FINRA member.

This report is provided for the general information of the shareholders of the RiverNorth Opportunities Fund, Inc. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The RiverNorth Opportunities Fund, Inc. (the “Fund” or the “Registrant”), as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated J. Wayne Hutchens as the Registrant’s “audit committee financial expert.” Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal year ended June 30, 2025 and fiscal period ended June 30, 2024, the aggregate fees billed for professional services rendered by Cohen & Company, Ltd. (“Cohen”) for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,000 and $27,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended June 30, 2025 and June 30, 2024, the aggregate fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $3,215 and $6,700, respectively. These fees are comprised of fees relating to auditor consents provided for U.S. Securities and Exchange Commission filings for various offerings.

(c)	Tax Fees: For the Registrant’s fiscal years ended June 30, 2025 and June 30, 2024, the aggregate fees billed for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $15,400 and $27,250, respectively. These fees are comprised of fees relating to income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: For the Registrant’s fiscal years ended June 30, 2025 and June 30, 2024, the aggregate fees billed for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended June 30, 2025 and June 30, 2024 were $0 and $0, respectively. For the fiscal years ended June 30, 2025 and June 30, 2024, Cohen did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is comprised of the following members:

J. Wayne Hutchens, Chairman

John K. Carter

Lisa B. Mougin

David M. Swanson

(b)	Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this form.

(b)	Not applicable to the Registrant.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 19(c), is a copy of the proxy voting policies and procedures of the Registrant.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the filing date of this report on Form N-CSR, the portfolio managers of the Fund are as follows:

RiverNorth Capital Management LLC (the “Adviser”)

Patrick W. Galley, CFA has served as a co-portfolio manager of the Fund since its inception. Mr. Galley is the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA has served as a co-portfolio manager of the Fund since its inception. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes at RiverNorth. Prior to joining RiverNorth in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

(a)(2) As of June 30, 2025, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Number of Other Accounts Managed and Assets by Account Type As of June 30, 2025
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Patrick W. Galley	13 $3.71B	0 $0	6 $1.09B	6 $1.09B	10 $93.71M	10 $93.71M
Stephen A. O’Neill	11 $3.70B	0 $0	6 $1.09B	6 $1.6B	10 $93.71M	10 $93.71M

(a)(3) Compensation of Portfolio Managers and Material Conflicts of Interest

Adviser Compensation

As of June 30, 2025, Messrs. Galley’s and O’Neill’s total compensation package, like others in the Adviser’s business, is a package designed to attract and retain investment professionals. The compensation package includes a base salary fixed from year to year. The amount of the base salary is assessed for its competitiveness in the industry and geographic location of the Adviser. The compensation package also provides for an annual but variable performance bonus. The performance bonus reflects individual performance of the portfolio manager in his or her allocated duties and responsibilities. While performance of the funds managed by the portfolio manager is considered in determining the annual performance bonus, it is but one factor. The overall success of the Adviser in its business objectives and the performance of the Adviser’s business as a whole are more important factors than the investment performance of a particular fund or account. Messrs. Galley and O’Neill also participate in a 401K program on the same basis as other officers of the Adviser, which includes matching of employee contributions up to a certain percent of the portfolio manager’s base salary. Those portfolio managers that are also equity stakeholders in the Adviser or its affiliates may also receive periodic distribution of profits from business operations.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although a portfolio manager generally does not trade securities in his or her own personal account, the Adviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or result in the Adviser receiving material, non-public information, or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

The Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The underlying funds in which the Fund invests will not include those that are advised or subadvised by the Adviser or its affiliates.

(a)(4) Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of June 30, 2025.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Patrick W. Galley	Over $100,000
Stephen A. O’Neill	$50,001 – $100,000

(b)       Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable, due to no such purchases occurring during the period covered by this report.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 16.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on their evaluation of these controls and procedures, required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) under the 1934 Act, as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) of the 1940 Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(c)	The Proxy Voting Policies and Procedures are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RiverNorth Opportunities Fund, Inc.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President and Chief Executive Officer

Date:	September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President and Chief Executive Officer

Date:	September 5, 2025

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer and Chief Financial Officer

Date:	September 5, 2025